                                             UAM Funds
                                             Funds for the Informed Investor(sm)


Sirach Portfolios
Annual Report                                                   October 31, 1999


                                                                          UAM(R)

UAM FUNDS                                                      SIRACH PORTFOLIOS

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholders'Letter ......................................................     1

Portfolios of Investments

     Sirach Special Equity Portfolio .....................................    13

     Sirach Growth Portfolio .............................................    19

     Sirach Strategic Balanced Portfolio .................................    24

     Sirach Bond Portfolio ...............................................    31

     Sirach Equity Portfolio .............................................    35

Statements of Assets and Liabilities .....................................    39

Statements of Operations .................................................    40

Statements of Changes in Net Assets

     Sirach Special Equity Portfolio .....................................    41

     Sirach Growth Portfolio .............................................    42

     Sirach Strategic Balanced Portfolio .................................    43

     Sirach Bond Portfolio ...............................................    44

     Sirach Equity Portfolio .............................................    45

Financial Highlights

     Sirach Special Equity Portfolio .....................................    46

     Sirach Growth Portfolio .............................................    47

     Sirach Strategic Balanced Portfolio .................................    49

     Sirach Bond Portfolio ...............................................    50

     Sirach Equity Portfolio .............................................    51

Notes to Financial Statements ............................................    52

Report of Independent Accountants ........................................    60

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

UAM FUNDS                                                     SIRACH PORTFOLIOS

--------------------------------------------------------------------------------

November 1, 1999

Dear Shareholders:

Sirach Special Equity Portfolio

Small cap growth stock performance since the October 1998 lows has been spectacular. For the fiscal year ended October 31, 1999, the Sirach Special Equity Portfolio's shares gained 71.28%, vastly outdistancing its benchmark, the Russell 2500 Growth Index with a return of 37.39%. The Portfolio also outperformed other equity indexes such as the Russell 2000 Growth Index which returned 29.28%, and the S&P 500's return of 25.64%. Small cap value has not done as well, with the Russell 2000 Value Index up only 0.72%. The Portfolio ended fiscal 1999 with net assets of $184.4 million.

The Sirach Special Equity Portfolio outperformed its benchmark due to both appropriate sector allocation and very strong stock selection. Our four largest sectors (Technology, Consumer, Healthcare, and Energy) were overweighted during most of the year and were the strongest sectors of the market.

Compared to its benchmark, we were fortunate to be underweighted throughout the year in the weakest sectors of the market: Basic Materials, Capital Goods, and Finance. We have just recently started to add to the Finance sector and are now close to a market weight as we believe the worst is behind this sector and that there are many potential catalysts ahead to cause this group to outperform next year.

In Technology our holdings are benefiting from the rapid buildout in networks and the rapid adaptation of the Internet by businesses and consumers. We have focused on real companies with solid business models that have adapted their business to take advantage of the rapid growth of the Internet. Stocks such as Macromedia, Mercury Interactive, Business Objects, and Verity have driven our Technology outperformance. As we enter the next century, we believe that more and more biotechnology companies will bring revolutionary new drugs to the market. Our biotechnology stocks, such as MedImmune, Cephalon, and Cor Therapeutics have helped us outperform in the Healthcare sector. CEC Entertainment and Pacific Sunwear are benefiting from large demographic changes in the U.S. and were the strongest performers for the year in the Consumer sector. The Portfolio's top ten holdings as of October 31, 1999 were:
Macromedia, MedImmune, Pacific Sunwear, CEC Entertainment, Powerwave Tech, G02net, Ann Taylor Stores, Safeguard Scientific, RealNetworks, and Network Appliance.

We continue to consistently apply our investment process that seeks to invest in companies with good earnings histories, current acceleration of earnings, high prob-

UAM FUNDS                                                     SIRACH PORTFOLIOS

--------------------------------------------------------------------------------

abilities of positive earnings surprises and solid fundamentals. Small cap growth stocks are outperforming; yet are still near record low relative valuations with strong earnings growth rates, which bodes well for continued strong performance in the year 2000.

Sirach Equity Portfolio

The Sirach Equity Portfolio completed fiscal 1999 with net assets of approximately $43.1 million. The Portfolio returned 26.17% for the year, a touch ahead of the S&P 500 return of 25.64%. Technology, our largest sector weighting in the Portfolio, was a strong contributor to the positive performance for the year. This sector was led by our holdings in semiconductors, internet infrastructure, and computer services. During the year we increased our technology holdings by adding to semiconductor companies that expand bandwidth for the Internet and companies that build the infrastructure for the Internet. All three industries are experiencing increasing demand, leading to strong revenue and earnings growth. Near the end of the fiscal year we began to build exposure to software companies. These firms should benefit as companies return to focusing on maintaining a competitive advantage rather than preparing for Y2K compliance. A second strong contributor to performance was the Consumer Discretionary sector, the third largest sector weighting in the Portfolio. Specialty retail, discount stores, and advertising were leaders in this sector. Continued strong employment and healthy consumer spending have helped these companies deliver solid earnings growth. Recent tightening moves by the Federal Reserve have raised the potential for slower consumer spending going forward. We have concentrated our holdings on those companies we believe have the best earnings prospects and continue to monitor them closely. Healthcare has been a difficult sector for the Portfolio during the past fiscal year. Positions in healthcare service providers have been eliminated in favor of pharmaceuticals and biotech companies. The service providers could not deliver expected earnings growth and have been under pressure regarding potential Medicare reimbursement issues. Healthcare is the second highest sector weight in the Portfolio.

We are currently underweighting the index in the Finance sector. We hold positions ranging from banks to insurance companies and financial services. Prior to the final month of the fiscal year, this group had performed quite poorly as much uncertainty has existed regarding future interest rate moves by the Federal Reserve. As confidence returns to this sector, we are monitoring our work closely for financial companies that possess the appropriate earnings characteristics. We currently have

UAM FUNDS                                                     SIRACH PORTFOLIOS

--------------------------------------------------------------------------------

no positions in Energy, Basic Materials, Transportation, or Utilities, as few of the companies from these sectors have ranked well in our stock selection model.

Sirach Growth Portfolio

The Sirach Growth Portfolio ended fiscal 1999 with net assets of $71.2 million. For the year the Portfolio returned 26.90% for its Institutional Class shareholders and 26.61% for its Institutional Service Class shareholders, bettering the S&P 500 Index return of 25.64%.

With the exception of a weak fiscal second quarter, the Portfolio performed well throughout the year. The Technology and Consumer Discretionary sectors were the strongest contributors to the positive performance for the year. Early in the year, our technology holdings were led by computer services and companies that provide equipment that supports the Internet. Following some mid-year difficulty related to enterprise software companies and a fear of a potential freeze in spending in preparation for Year 2000, our technology holdings showed strong price acceleration. Performance in the second half was driven by our holdings in computer services, internet infrastructure providers, and semiconductors. Much of the strong performance in the Consumer Discretionary sector came early in the fiscal year. The sector, led by retail stores, experienced a strong recovery as concern over the economy caused by Asian turmoil gave way to the realization that the United States' economy was continuing to grow at a strong pace. Communication Services also added to positive relative performance for the Portfolio. Our holdings in this group have benefited from growing demand for data traffic and strong demand for wireless communication.

The three largest sectors are Technology, Consumer Staples, and Healthcare. Technology, the largest sector weighting in the Portfolio, experienced the largest increase in weighting over the course of the year. We increased exposure to semiconductors and internet infrastructure providers. Both groups are experiencing strong revenue growth and growing backlogs. More recently we have begun to add positions in software. As companies switch attention from Y2K readiness and focus on improving their competitive position, software companies should be big beneficiaries. Our Consumer Staples weighting was little changed during the year though we did reduce our exposure to grocery stores and added companies in the media area (broadcasting and cable). Healthcare is still a slight overweight relative to the index, but was reduced during the year as we removed our exposure to medical service providers. Another reduction during the year was in the Consumer Discretionary

UAM FUNDS                                                     SIRACH PORTFOLIOS

--------------------------------------------------------------------------------

sector. This was accomplished largely by reducing the size of our holdings in specialty retail. Although the near term outlook for earnings remains solid for these companies, investor sentiment toward the group has turned negative due to fears that higher interest rates will impact consumer spending in the future. We continue with no holdings in Basic Materials, Energy, and Transportation at this time. Few companies from these sectors possess the earnings dynamics we seek.

Sirach Strategic Balanced Portfolio

The Sirach Strategic Balanced Portfolio had net assets of $71.0 million on October 31, 1999. Asset allocation as of October 31st was 60% common stocks and 40% fixed income.

The Sirach Strategic Balanced Portfolio returned 15.74% for the twelve months ended October 31, 1999, compared to 12.55% for the Lipper Balanced Fund Index. A blended index comprised of 60% S&P 500 Index and 40% Lehman Aggregate Index returned 15.59% for the same period.

The common stock characteristics for the Sirach Strategic Balance Portfolio are identical to the Sirach Growth Portfolio, while the bond and derivative characteristics match the Sirach Bond Portfolio.

Sirach Bond Portfolio

The total return for the Sirach Bond Portfolio in the twelve months ended October 31, 1999 was 0.58% for the Institutional Class shareholders and 0.42% for the Institutional Service Class shareholders, versus 0.53% for the Lehman Aggregate Index. On October 31, 1999, the Portfolio's net assets were $65.8 million.

The fourth quarter brought a welcome respite from the sharply rising interest rates experienced in the first three quarters of 1999. For the first time this fiscal year, the fixed income market posted a positive quarterly return with income more than offsetting the small decline in prices. While long Treasury rates rose only slightly to 6.16% from 6.10%, yields were volatile during the quarter. Long Treasury rates peaked on October 26th at 6.38%. The yield curve was essentially unchanged with yields moving fairly evenly across all maturities. Corporate prices fell relative to Treasury prices as the market absorbed a record volume of supply. Mortgage prices also fell relative to Treasury prices during the first half of the quarter and reached their best relative value in early August. Mortgage prices rebounded strongly in September and the sector ended the quarter outperforming Treasuries.

The U.S. economy continues to show good growth and momentum despite higher interest rates and rising energy costs. Recent economic statistics have been strong enough to delay any significant rally in the bond market. Purchasing manager

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UAM FUNDS                                                     SIRACH PORTFOLIOS

--------------------------------------------------------------------------------

reports, factory orders, consumer spending and employment data all indicate that the economy is still very healthy.

Surprisingly, reported inflation has been very low. The Consumer Price Index
(CPI) is drifting lower with the year over year rate rising only 1.9% vs. 2.5% a year ago. However, there are some indications that the continued strength in the economy is starting to have an impact on prices. Average hourly earnings in September were up 0.5%, the largest rise since September 1983, and industrial commodity prices are slowly moving up off their lows. The most recent National Association of Purchasing Managers report also indicates that prices are starting to rise. This upward pressure on prices will likely weigh on the bond market in the months ahead. At their October meeting, the Fed chose not to increase rates although they changed to a tightening bias. This gradual approach by the Fed gave new life to the equity market but postponed any significant rally in the bond market.

Our Current Strategy:

DURATION

We added duration when the 30-year Treasury reached 6.25% in mid-August. Portfolio duration is now approximately 0.3 of a year above the index. We will continue adding duration at current or higher rate levels as conditions warrant. Rates will eventually fall when the economy cools. While we are mindful of the risks in predicting the end of this long economic cycle, our goal is to have portfolio duration at the higher end of our range to benefit from the ultimate decline in rates.

MATURITY STRUCTURE

We continue to have a very slight barbell to the index. The combination of the Fed's tightening bias and relatively low inflation will lead to a further flattening of the yield curve. This will give us the opportunity to shift to a more bulleted maturity structure, which overweights intermediate maturities while underweighting long and short maturities.

SECTOR ALLOCATION

Corporates represent good value and we continue to be overweighted with a target of 35% above the index. Corporate yields relative to Treasury yields have yet to fully recover from the liquidity crisis of 1998 and remain at levels normally associated with a recession. We are currently underweighted in mortgage related assets relative to the index. However, we did add current coupon pass-through securities in August when spreads temporarily widened. We will continue to add mortgages at favorable levels.

UAM FUNDS                                                     SIRACH PORTFOLIOS

--------------------------------------------------------------------------------

Though it is difficult to predict what short-term dislocations might occur as the markets prepare for the Y2K phenomenon, we feel that the Sirach Bond Portfolio is well positioned to take advantage of any opportunities that may arise.

Please contact us with any questions you may have.


Sincerely,




SIRACH CAPITAL MANAGEMENT, INC.


   The investment results presented in this report represent past performance and should not be construed as a guarantee of future results. A portfolio's performance assumes the reinvestment of all dividends and distributions.
             There are no assurances that a portfolio will meet its
                               stated objectives.
                The investment return and principal value of an
          investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their
                                 original cost.
                  A portfolio's holdings are subject to change
                         because it is actively managed.
         Portfolio changes should not be considered recommendations for action by individual investors.


                      Definition of the Comparative Indices
                      -------------------------------------

Blended Balanced Index is a customized index which consists of 60% S&P 500 and 40% the Lehman Aggregate Index.

Lehman Aggregate Index is an unmanaged fixed income market value-weighted index that combines the Lehman Government/Corporate Index and the Lehman Mortgage-Backed Securities Index, and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. It includes fixed rate issuers of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $200 million for U.S. government issues and $25 million for others.

Lehman Government/Corporate Index is an unmanaged fixed income market value-weighted index that combines the Government and Corporate Bond Indices, including U.S. government treasury securities, corporate and yankee bonds. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million of U.S. government issues and $25 million for others. Any security downgraded during the month is held in the index until month end and then removed. All returns are market value weighted inclusive of accrued income.

UAM FUNDS                                                     SIRACH PORTFOLIOS

--------------------------------------------------------------------------------

Lipper Balanced Fund Index is an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all time a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60% to 40%.

Russell 2000 Growth Index contains those Russell 2000 securities with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index contains those Russell 2000 securities with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 2500 Growth Index contains those Russell 2500 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

Standard & Poor's 500 Index is an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.


     The comparative indices assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees were reflected in the comparative indices' returns, the performance would have been lower.

       Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                        SIRACH SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

Growth of a $10,000 Investment

                                    [CHART]

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------

                      1 Year        5 Years      10 Years
--------------------------------------------------------------------------------
                      71.28%        19.51%        17.21%
--------------------------------------------------------------------------------

                         SIRACH SPECIAL         RUSSEL 2000
                        EQUITY PORTFOLIO        GROWTH INDEX

Oct-89                       10,000                10,000
Oct-90                        9,022                 7,735
Oct-91                       14,718                12,944
Oct-92                       15,969                13,234
Oct-93                       21,048                16,407
Oct-94                       20,063                16,712
Oct-95                       25,141                20,633
Oct-96                       31,079                24,040
Oct-97                       33,600                29,290
Oct-98                       28,563                25,230
Oct-99                       48,923                34,664

The investment results represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

          The comparative index assumes reinvestment of dividends and, unlike a portfolio's returns, does not reflect any fees or expenses. If such fees were reflected in the comparative index's returns, the performance would have been lower.

           See definition of comparative indices beginning on page 7.

UAM FUNDS                                                SIRACH GROWTH PORTFOLIO

--------------------------------------------------------------------------------

Growth of a $10,000 Investment

                                    [CHART]

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN**
                       FOR PERIOD ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------
     Institutional Class Shares          Institutional Service Class Shares
--------------------------------------------------------------------------------
      1 Year   5 Years   Since                1 Year             Since
                        12/1/93*                                3/22/96*
--------------------------------------------------------------------------------
      26.90%    22.43%   18.12%               26.61%             21.49%
--------------------------------------------------------------------------------

                     SIRACH GROWTH PORTFOLIO       S&P 500 INDEX

12/1/93                      10,000                    10,000
 Oct-94                       9,742                    10,487
 Oct-95                      11,625                    13,256
 Oct-96                      14,476                    16,448
 Oct-97                      18,943                    21,728
 Oct-98                      21,112                    26,508

*  Beginning of operations. Index comparisons begin on 11/30/93.

** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

+ The graph presents the performance of the Institutional Class shares. The performance of the Institutional Service Class shares will vary based upon the different inception date and fees (including 12b-1 fees) assessed to that class.

  The investment results represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

          The comparative index assumes reinvestment of dividends and, unlike a portfolio's returns, does not reflect any fees or expenses. If such fees were reflected in the comparative index's returns, the performance would have been lower.

           See definition of comparative indices beginning on page 7.

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UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO

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Growth of a $10,000 Investment

                                    [CHART]

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN**
                       FOR PERIOD ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------
                                                  Since
                        1 Year      5 Years     12/1/93*
--------------------------------------------------------------------------------
                        15.74%      16.22%       12.73%
--------------------------------------------------------------------------------


             SIRACH STRATEGIC    S&P 500   LEHMAN AGGREGATE    BLENDED BALANCED   LEHMAN GOVERNMENT/
            BALANCED PORTFOLIO    INDEX         INDEX               INDEX          CORPORATE INDEX+

12/01/93          10,000         10,000         10,000             10,000               10,000
  Oct-94           9,578         10,487          9,716             10,176                9,645
  Oct-95          11,408         13,256         11,237             12,422               11,204
  Oct-96          13,134         16,448         11,892             14,477               11,808
  Oct-97          15,863         21,728         12,952             17,748               12,848
  Oct-98          17,549         26,508         14,160             20,845               14,168
  Oct-99          20,312         33,313         14,235             24,012               14,074


*  Beginning of operations.  Index comparisons begin on 11/30/93.

** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

+ Beginning with this report, the portfolio's performance will be compared to the Lehman Aggregate Index rather than the Lehman Government/Corporate Index because the Lehman Aggregate Index is a more appropriate benchmark for this type of portfolio.

  The investment results represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

          The comparative indices assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees were reflected in the comparative indices returns, the performance would have been lower.

           See definition of comparative indices beginning on page 7.

UAM FUNDS                                                  SIRACH BOND PORTFOLIO

--------------------------------------------------------------------------------
Growth of a $10,000 Investment

                                    [CHART]

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN**
                       FOR PERIOD ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------
     Institutional Class Shares          Institutional Service Class Shares
--------------------------------------------------------------------------------
      1 Year             Since              1 Year                 Since
                       11/3/97*                                    11/3/97
--------------------------------------------------------------------------------
       0.58%             4.65%               0.42%                  4.39%
--------------------------------------------------------------------------------

                SIRACH BOND PORTFOLIO       LEHMAN AGGREGATE INDEX

11/3/97                10,000                       10,000
 Oct-98                10,884                       10,932
 Oct-99                10,947                       10,990


*  Beginning of operations. Index comparisons begin on 10/31/97.

** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

+ The graph presents the performance of the Institutional Class shares. The performance of the Institutional Service Class shares will vary based upon the different fees (including 12b-1 fees) assessed to that class.

  The investment results represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

          The comparative indices assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees were reflected in the comparative indices' returns, the performance would have been lower.

           See definition of comparative indices beginning on page 7.

UAM FUNDS                                                SIRACH EQUITY PORTFOLIO

--------------------------------------------------------------------------------
Growth of a $10,000 Investment

                                    [CHART]

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN**
                       FOR PERIOD ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------

                            1 Year            Since
                                             7/1/96*
--------------------------------------------------------------------------------
                            26.17%            23.80%
--------------------------------------------------------------------------------

              SIRACH EQUITY PORTFOLIO           S&P 500 INDEX

7/1/96                 10,000                      10,000
Oct-96                 10,980                      10,593
Oct-97                 14,091                      13,993
Oct-98                 16,153                      17,071
Oct-98                 20,380                      21,454

*  Beginning of operations. Index comparisons begin on 6/30/96.

** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

  The investment results represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

          The comparative index assumes reinvestment of dividends and, unlike a portfolio's returns, does not reflect any fees or expenses. If such fees were reflected in the comparative index's returns, the performance would have been lower.

           See definition of comparative indices beginning on page 7.

UAM FUNDS                                        SIRACH SPECIAL EQUITY PORTFOLIO
                                                 October 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 90.7%
--------------------------------------------------------------------------------

                                                         Shares         Value
                                                       ----------    -----------
AIR TRANSPORTATION -- 1.1%
   Skywest ...................................           78,650      $ 1,939,214
                                                                     -----------
APPAREL/TEXTILES -- 4.1%
   American Eagle Outfitters* ................           63,500        2,718,594
   Pacific Sunwear of California* ............          127,900        3,864,978
   Quiksilver* ...............................           67,550          954,144
                                                                     -----------
                                                                       7,537,716
                                                                     -----------
BANKS -- 2.2%
   First Tennessee National ..................           63,900        2,172,600
   National Commerce Bancorporation ..........           74,250        1,853,930
                                                                     -----------
                                                                       4,026,530
                                                                     -----------
BIO/SPECIALTY PHARMACEUTICAL -- 4.9%
   Alkermes* .................................           45,500        1,608,141
   Cephalon* .................................           97,900        1,600,053
   Cor Therapeutic* ..........................           37,600          761,400
   Medimmune* ................................           44,850        5,018,995
                                                                     -----------
                                                                       8,988,589
                                                                     -----------
COMMERCIAL/CONSUMER SERVICES -- 1.3%
   Internap Network Services* ................           15,100        1,392,031
   N2H2* .....................................           77,000          688,187
   ReSourcePhoenix.com* ......................           38,600          258,137
                                                                     -----------
                                                                       2,338,355
                                                                     -----------
COMMUNICATIONS EQUIPMENT -- 6.6%
   Aether Systems* ...........................           16,000        1,112,500
   Amdocs* ...................................           25,350          705,047
   Audiocodes* ...............................            6,400          391,200
   Ciena* ....................................           57,700        2,033,925
   Clarent* ..................................            6,500          617,297
   Copper Mountain Networks* .................            4,750          349,867
   E-Tek Dynamics* ...........................           22,300        1,487,131
   Ortel* ....................................           39,300        1,300,584
   Powerwave Technologies* ...................           55,000        3,556,094
   RF Micro Devices* .........................           12,600          650,475
                                                                     -----------
                                                                      12,204,120
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        SIRACH SPECIAL EQUITY PORTFOLIO
                                                 October 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS - continued
--------------------------------------------------------------------------------

                                                          Shares         Value
                                                        ----------    ----------
COMPUTER/INTERNET RELATED -- 4.5%
   Allaire* ....................................          22,200      $1,624,069
   Covad Communications Group* .................          27,350       1,314,509
   InfoSpace.com* ..............................          10,800         601,088
   Modem Media Poppe Tyson* ....................          22,700       1,564,881
   Northpoint Communications* ..................          54,100       1,452,247
   Webtrends* ..................................          28,400       1,757,250
                                                                      ----------
                                                                       8,314,044
                                                                      ----------
COMPUTER RELATED -- 4.9%
   Adaptec* ....................................          13,400         602,581
   Comverse Technology* ........................          14,400       1,633,500
   Crossroads Systems* .........................           6,000         426,562
   Extreme Networks* ...........................          20,900       1,677,878
   Netsolve* ...................................           6,900         164,522
   Network Appliance* ..........................          38,100       2,820,591
   Smartdisk* ..................................          12,100         660,584
   U.S. Internetworking* .......................          31,000       1,039,469
                                                                      ----------
                                                                       9,025,687
                                                                      ----------
COMPUTER SOFTWARE/SERVICES -- 23.0%
   Bindview Development* .......................          55,250       1,666,133
   Business Objects ADR* .......................          36,700       2,640,106
   Checkpoint Software* ........................          12,900       1,491,966
   China.com, Cl A* ............................          23,100       1,225,022
   Concord EFS* ................................          80,250       2,169,258
   Cysive Inc* .................................          18,000       1,036,687
   Electronics for Imaging* ....................          48,250       1,943,570
   Go2Net* .....................................          50,150       3,530,873
   Inktomi* ....................................          19,200       1,949,400
   Intranet Solutions* .........................          44,500         766,234
   IXL Enterprises* ............................           6,300         264,009
   J.D. Edwards & Company* .....................          19,200         459,000
   Latitude Communication* .....................          13,500         431,156
   Legato Systems* .............................          38,300       2,056,231
   Mercury Interactive* ........................          30,200       2,448,087
   Micromuse* ..................................          12,600       1,347,019
   National Instruments* .......................          65,200       1,962,111



The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        SIRACH SPECIAL EQUITY PORTFOLIO
                                                 OCTOBER 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS - continued
--------------------------------------------------------------------------------

                                                        Shares          Value
                                                      ----------     -----------
COMPUTER SOFTWARE/SERVICES -- continued
   Qlogic* .................................            17,100       $ 1,781,072
   Quest Software* .........................             7,900           581,637
   RealNetworks* ...........................            26,050         2,858,173
   Redback Networks* .......................             5,000           577,656
   Smith-Gardner & Associates* .............            53,750           520,703
   USWeb* ..................................            57,700         2,235,875
   Verio* ..................................            28,100         1,044,091
   Verisign* ...............................            21,900         2,704,650
   Verity* .................................            39,450         2,718,352
                                                                     -----------
                                                                      42,409,071
                                                                     -----------
ELECTRONICS -- 8.1%
   Amkor Technology* .......................            87,000         1,740,000
   Macromedia* .............................           118,800         7,655,175
   Safeguard Scientifics* ..................            36,650         3,083,181
   Xilinx* .................................            30,950         2,432,477
                                                                     -----------
                                                                      14,910,833
                                                                     -----------
EXPLORATION/DRILLING -- 1.6%
   BJ Services* ............................            44,700         1,533,769
   Santa Fe International ..................            67,100         1,413,294
                                                                     -----------
                                                                       2,947,063
                                                                     -----------
FINANCIAL SERVICES -- 1.4%
   Doral Financial .........................            58,950           753,455
   Metris* .................................            19,100           657,756
   The PMI Group ...........................            23,700         1,229,438
                                                                     -----------
                                                                       2,640,649
                                                                     -----------
INSURANCE COMPANIES -- 2.0%
   MGIC Investment .........................            25,600         1,529,600
   Protective Life .........................            61,400         2,221,913
                                                                     -----------
                                                                       3,751,513
                                                                     -----------
LEISURE -- 0.5%
   Hollywood Park* .........................            51,900           898,519
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        SIRACH SPECIAL EQUITY PORTFOLIO
                                                 October 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS - continued
--------------------------------------------------------------------------------

                                                          Shares         Value
                                                        ----------    ----------
Medical Products & Services -- 4.4%
   Cytyc* ......................................          56,100      $2,229,975
   Express Scripts, Cl A* ......................          10,300         504,700
   Laser Vision Centers* .......................          58,800         506,232
   Oxford Health Plans* ........................         127,450       1,501,520
   Province Healthcare* ........................          64,400       1,036,438
   Renal Care* .................................         121,725       2,270,932
                                                                      ----------
                                                                       8,049,797
                                                                      ----------
Natural Gas -- 0.5%
   Columbia Gas System .........................          13,600         884,000
                                                                      ----------
Oil-Domestic -- 2.9%
   Barrett Resources* ..........................          33,600       1,127,700
   Devon Energy ................................          61,600       2,394,700
   EOG Resourses ...............................          91,000       1,893,938
                                                                      ----------
                                                                       5,416,338
                                                                      ----------
Oil-Services -- 0.6%
   Global Industries* ..........................         142,100       1,127,919
                                                                      ----------
PHARMECUTICALS -- 1.0%
   Jones Pharmaceuticals .......................          58,000       1,805,250
                                                                      ----------
Professional Services -- 1.7%
   NCO Group* ..................................          54,600       2,313,675
   Rent-Way* ...................................          52,210         867,991
                                                                      ----------
                                                                       3,181,666
                                                                      ----------
Restaurant -- 2.3%
   CEC Entertainment* ..........................         116,050       3,720,853
   Rubio's Restaurants* ........................          79,800         583,538
                                                                      ----------
                                                                       4,304,391
                                                                      ----------
Retail-Discount -- 0.4%
   Family Dollar Stores ........................          35,350         729,094
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        SIRACH SPECIAL EQUITY PORTFOLIO
                                                 October 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS - continued
--------------------------------------------------------------------------------

                                                           Shares       Value
                                                         ----------  -----------
RETAIL-SPECIALTY -- 4.7%
   Abercrombie & Fitch, Cl A* ....................         73,650    $ 2,006,963
   Ann Taylor Stores* ............................         75,650      3,219,853
   MP3.com* ......................................         19,100        926,350
   Tiffany & Company .............................         42,400      2,522,800
                                                                     -----------
                                                                       8,675,966
                                                                     -----------
SEMICONDUCTORS -- 4.0%
   Broadcom, Cl A* ...............................          3,600        459,450
   Conexant Systems* .............................         13,250      1,237,219
   Integrated Device Technology* .................         52,000      1,067,625
   LSI Logic* ....................................         33,350      1,773,803
   Microchip Technology* .........................         30,800      2,051,088
   Transwitch* ...................................         17,050        801,883
                                                                     -----------
                                                                       7,391,068
                                                                     -----------
TELEPHONE -- 0.4%
   Net2Phone* ....................................         15,100        818,231
                                                                     -----------
TRUCKING/SHIPPING -- 1.6%
   American Freightways* .........................         59,700      1,225,716
   Expeditors International of Washington ........         25,300        946,378
   USFreightways .................................         15,450        700,561
                                                                     -----------
                                                                       2,872,655
                                                                     -----------
   TOTAL COMMON STOCKS
      (Cost $133,270,409) ........................                   167,188,278
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        SIRACH SPECIAL EQUITY PORTFOLIO
                                                 OCTOBER 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 9.4%
--------------------------------------------------------------------------------

                                                       Face
                                                      Amount          Value
                                                    ----------      ---------

REPURCHASE AGREEMENT -- 9.4%

Chase Securities, Inc. 5.15%, dated 10/29/99,
   due 11/01/99, to be repurchased at $17,396,463,
   collateralized by $17,448,159 of various U.S.
   Treasury Bills and U.S. Treasury Notes, valued
   at $17,389,480 (Cost $17,389,000) ..........   $  17,389,000   $  17,389,000
                                                                  -------------
TOTAL INVESTMENTS -- 100.1%
   (Cost $150,659,409) (a) ....................                     184,577,278
                                                                  -------------
OTHER ASSETS AND LIABILITIES, NET -- (0.1%) ...                        (199,798)
                                                                  -------------
TOTAL NET ASSETS -- 100.0% ....................                   $ 184,377,480
                                                                  =============

   * Non-Income Producing Security
 ADR American Depositary Receipt
  Cl Class
 (a) The cost for federal income tax purposes was $151,131,981. At October 31, 1999, net unrealized appreciation for all securities based on tax cost was $33,445,297. This consisted of aggregate gross unrealized appreciation for all securities of $39,658,191 and aggregate gross unrealized depreciation for all securities of $6,212,894.


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH GROWTH PORTFOLIO
                                                         OCTOBER 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 99.0%
--------------------------------------------------------------------------------

                                                             Shares      Value
                                                            --------    -------
Apparel/Textiles -- 0.7%
   Nike ..............................................        9,300   $  524,869
                                                                      ----------
Banks -- 3.0%
   Chase Manhattan Bank ..............................       16,240    1,418,970
   Northern Trust ....................................        7,800      753,431
                                                                      ----------
                                                                       2,172,401
                                                                      ----------
Beverages -- 1.2%
   Anheuser Busch ....................................       11,500      825,844
                                                                      ----------
Bio/Specialty Pharmaceutical -- 2.9%
   Amgen* ............................................       14,100    1,124,034
   Biogen* ...........................................        7,100      526,066
   Genentech* ........................................        3,000      437,250
                                                                      ----------
                                                                       2,087,350
                                                                      ----------
Communications Equipment -- 3.7%
   Lucent Technologies ...............................       24,560    1,577,980
   Nokia, Ser A ADR ..................................        9,100    1,051,619
                                                                      ----------
                                                                       2,629,599
                                                                      ----------
Computer Related -- 9.0%
   Cisco Systems* ....................................       34,490    2,553,338
   EMC* ..............................................       20,700    1,511,100
   International Business Machines ...................       11,700    1,150,987
   Sun Microsystems* .................................       11,600    1,227,062
                                                                      ----------
                                                                       6,442,487
                                                                      ----------
Computer Software/Services -- 12.5%
   America Online* ...................................        7,600      985,625
   Citrix Systems* ...................................        7,200      461,475
   Computer Associates International .................       14,600      824,900
   Concord EFS* ......................................       30,700      829,859
   Legato Systems* ...................................       14,800      794,575
   Microsoft* ........................................       40,170    3,718,236
   Oracle Systems* ...................................       19,900      947,116
   Rational Software* ................................        7,100      303,081
                                                                      ----------
                                                                       8,864,867
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH GROWTH PORTFOLIO
                                                         OCTOBER 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS - continued
--------------------------------------------------------------------------------

                                                           Shares        Value
                                                          --------      -------
Cosmetics/Toiletries -- 4.6%
   Kimberly Clark ................................         21,500     $1,357,187
   Procter & Gamble ..............................         18,380      1,927,602
                                                                      ----------
                                                                       3,284,789
                                                                      ----------
Diversified -- 2.5%
   Allied Signal .................................         18,800      1,070,425
   Corning .......................................          9,400        739,075
                                                                      ----------
                                                                       1,809,500
                                                                      ----------
Electrical Equipment -- 5.3%
   General Electric ..............................         27,800      3,768,638
                                                                      ----------
Electronics -- 1.2%
   Teradyne* .....................................         10,200        392,700
   Vitesse Semiconductor* ........................          9,800        449,269
                                                                      ----------
                                                                         841,969
                                                                      ----------
Financial Services -- 3.7%
   American Express ..............................         10,500      1,617,000
   Fannie Mae ....................................          5,700        403,275
   Morgan Stanley, Dean Witter, Discover .........          5,500        606,719
                                                                      ----------
                                                                       2,626,994
                                                                      ----------
Food Retailers -- 1.7%
   Safeway* ......................................         35,100      1,239,469
                                                                      ----------
Insurance Companies -- 3.2%
   American International Group ..................         14,090      1,450,389
   Marsh & McLennan ..............................         10,100        798,531
                                                                      ----------
                                                                       2,248,920
                                                                      ----------
Leisure -- 1.0%
   Carnival, Cl A ................................         15,200        676,400
                                                                      ----------
Manufacturing-Diversified -- 1.2%
   Tyco International ............................         21,560        861,053
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH GROWTH PORTFOLIO
                                                         OCTOBER 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS - continued
--------------------------------------------------------------------------------

                                                         Shares          Value
                                                        --------        -------
MEDIA-TV/RADIO/CABLE -- 5.6%
   CBS* ......................................           19,000       $  927,437
   Clear Channel Communications* .............           13,700        1,101,137
   Comcast, Special, Cl A ....................           26,400        1,110,450
   Time Warner ...............................           12,700          885,031
                                                                      ----------
                                                                       4,024,055
                                                                      ----------
MEDICAL PRODUCTS -- 4.5%
   Johnson & Johnson .........................           18,400        1,927,400
   Medtronic .................................           36,400        1,260,350
                                                                      ----------
                                                                       3,187,750
                                                                      ----------
NATURAL GAS -- 1.0%
   El Paso Energy ............................           18,100          742,100
                                                                      ----------
PHARMECUTICALS -- 5.8%
   Bristol-Myers Squibb ......................           18,000        1,382,625
   Merck .....................................           18,580        1,478,271
   Pfizer ....................................           17,460          689,670
   Schering Plough ...........................           12,100          598,950
                                                                      ----------
                                                                       4,149,516
                                                                      ----------
PRINTING/PUBLISHING -- 1.8%
   Omnicom Group .............................           14,765        1,299,320
                                                                      ----------
RESTAURANT -- 0.7%
   McDonald's ................................           11,700          482,625
                                                                      ----------
RETAIL-DISCOUNT -- 1.9%
   Wal-Mart Stores ...........................           23,700        1,353,863
                                                                      ----------
RETAIL-GENERAL -- 1.8%
   Dayton-Hudson .............................           13,800          891,825
   Kohl's* ...................................            5,200          389,025
                                                                      ----------
                                                                      $1,280,850
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH GROWTH PORTFOLIO
                                                         OCTOBER 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS - continued
--------------------------------------------------------------------------------

                                                           Shares        Value
                                                          --------      -------
RETAIL-SPECIALTY -- 3.4%
   Circuit City Stores ...........................         20,300     $  866,556
   Home Depot ....................................         20,440      1,543,220
                                                                      ----------
                                                                       2,409,776
                                                                      ----------
Semiconductors -- 7.4%
   Altera* .......................................         13,600        661,300
   Chartered Semiconductor ADR* ..................          6,100        202,444
   Intel .........................................         24,730      1,914,257
   JDS Uniphase* .................................          2,100        350,372
   Microchip Technology* .........................         15,900      1,058,841
   Texas Instruments .............................         12,200      1,094,950
                                                                      ----------
                                                                       5,282,164
                                                                      ----------
TELECOMMUNICATIONS-LONG DISTANCE -- 4.1%
   AT&T ..........................................         13,685        639,774
   MCI WorldCom* .................................         26,440      2,268,056
                                                                      ----------
                                                                       2,907,830
                                                                      ----------
TELEPHONE -- 2.2%
   ALLTEL ........................................         12,200      1,015,650
   SBC Communications ............................         10,500        534,844
                                                                      ----------
     Total Telephone .............................                     1,550,494
                                                                      ----------
WHOLESALERS -- 1.4%
   Costco Wholesale* .............................         12,365        992,678
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH GROWTH PORTFOLIO
                                                         OCTOBER 31, 1999

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 1.5%
--------------------------------------------------------------------------------
                                                           Face
                                                          Amount       Value
                                                         --------     -------

   Total Common Stocks
      (Cost $53,595,298) ............................               $70,568,170
                                                                    ------------
 Repurchase Agreement -- 1.5%

   Chase Securities, Inc. 5.15%, dated 10/29/99, due
     11/01/99, to be repurchased at $1,056,453,
     collateralized by $1,059,593 of various U.S.
     Treasury Bills and U.S. Treasury Notes, valued
     at $1,056,029 (Cost $1,056,000) ................   $1,056,000     1,056,000
                                                                    ------------
   Total Investments -- 100.5%
      (Cost $54,651,298) (a) ........................                 71,624,170
                                                                    ------------
   Other Assets and Liabilities, Net-- (0.5%) .......                  (386,029)
                                                                    ------------
   Total Net Assets-- 100.0% ........................               $71,238,141
                                                                    ============

   * Non-Income Producing Security
 ADR American Depositary Receipt
  Cl Class
 Ser Series

 (a) The cost for federal income tax purposes was $54,734,319. At October 31, 1999, net unrealized appreciation for all securities based on tax cost was $16,889,851. This consisted of aggregate gross unrealized appreciation for all securities of $17,731,958 and aggregate gross unrealized depreciation for all securities of $842,107.


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO
                                             OCTOBER 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 60.6%
--------------------------------------------------------------------------------

                                                            Shares       Value
                                                           --------     -------
Apparel/Textiles -- 0.5%
   Nike ......................................            6,000       $  338,625
                                                                      ----------
Banks -- 1.9%
   Chase Manhattan Bank ......................           10,100          882,487
   Northern Trust ............................            4,900          473,309
                                                                      ----------
                                                                       1,355,796
                                                                      ----------
Beverages -- 0.7%
   Anheuser Busch ............................            7,100          509,869
                                                                      ----------
Bio/Specialty Pharmaceutical -- 1.8%
   Amgen* ....................................            8,800          701,525
   Biogen* ...................................            4,200          311,194
   Genentech* ................................            1,900          276,925
                                                                      ----------
                                                                       1,289,644
                                                                      ----------
Communications Equipment -- 2.2%
   Lucent Technologies .......................           14,600          938,050
   Nokia Ser A ADR ...........................            5,500          635,594
                                                                      ----------
                                                                       1,573,644
                                                                      ----------
Computer Related -- 5.5%
   Cisco Systems* ............................           21,050        1,558,358
   EMC* ......................................           13,000          949,000
   International Business Machines ...........            7,000          688,625
   Sun Microsystems* .........................            6,700          708,734
                                                                      ----------
                                                                       3,904,717
                                                                      ----------
Computer Software/Services -- 7.4%
   America Online* ...........................            4,700          609,531
   Citrix Systems* ...........................            4,400          282,013
   Computer Associates International .........            8,900          502,850
   Concord EFS* ..............................           19,650          531,164
   Legato Systems* ...........................            8,700          467,081
   Microsoft* ................................           24,500        2,267,781
   Oracle Systems* ...........................           12,100          575,884
                                                                      ----------
                                                                       5,236,304
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO
                                             OCTOBER 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS - continued
--------------------------------------------------------------------------------

                                                            Shares       Value
                                                           --------     -------
Cosmetics/Toiletries -- 2.8%
   Kimberly Clark ................................         12,800     $  808,000
   Procter & Gamble ..............................         11,000      1,153,625
                                                                      ----------
                                                                       1,961,625
                                                                      ----------
Diversified -- 1.6%
   Allied Signal .................................         11,800        671,862
   Corning .......................................          6,000        471,750
                                                                      ----------
                                                                       1,143,612
                                                                      ----------
Electrical Equipment -- 3.2%
   General Electric ..............................         16,800      2,277,450
                                                                      ----------
Electronics -- 0.9%
   Rational Software* ............................          4,300        183,556
   Teradyne* .....................................          5,800        223,300
   Vitesse Semiconductor* ........................          5,600        256,725
                                                                      ----------
     Total Electronics ...........................                       663,581
                                                                      ----------
Financial Services -- 2.3%
   American Express ..............................          6,300        970,200
   Fannie Mae ....................................          3,900        275,925
   Morgan Stanley, Dean Witter, Discover .........          3,500        386,094
                                                                      ----------
                                                                       1,632,219
                                                                      ----------
Food Retailers -- 1.1%
   Safeway* ......................................         21,200        748,625
                                                                      ----------
Insurance Companies -- 2.1%
   American International Group ..................          8,883        914,394
   Marsh & McLennan ..............................          7,400        585,062
                                                                      ----------
                                                                       1,499,456
                                                                      ----------
Leisure Time -- 0.7%
   Carnival, Cl A ................................         10,400        462,800
                                                                      ----------
Manufacturing-Diversified -- 0.8%
   Tyco International ............................         13,300     $  531,169
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO
                                             OCTOBER 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS - continued
--------------------------------------------------------------------------------

                                                            Shares       Value
                                                           --------     -------
Media-TV/Radio/Cable -- 3.4%
   CBS* ......................................           11,500       $  561,344
   Clear Channel Communications* .............            8,100          651,037
   Comcast, Special, Cl A ....................           16,100          677,709
   Time Warner ...............................            7,700          536,594
                                                                      ----------
                                                                       2,426,684
                                                                      ----------
Medical Products -- 2.7%
   Johnson & Johnson .........................           10,900        1,141,775
   Medtronic .................................           22,400          775,600
                                                                      ----------
                                                                       1,917,375
                                                                      ----------
Natural Gas -- 0.6%
   El Paso Energy ............................           11,000          451,000
                                                                      ----------
PHARMECUTICALS -- 3.6%
   Bristol-Myers Squibb ......................           11,000          844,937
   Merck .....................................           11,400          907,012
   Pfizer ....................................           11,700          462,150
   Schering Plough ...........................            6,900          341,550
                                                                      ----------
                                                                       2,555,649
                                                                      ----------
Printing/Publishing -- 1.1%
   Omnicom Group .............................            8,500          748,000
                                                                      ----------
Restaurant -- 0.4%
   McDonald's ................................            7,400          305,250
                                                                      ----------
Retail-Discount -- 1.2%
   Wal-Mart Stores ...........................           14,300          816,888
                                                                      ----------
Retail-General -- 1.1%
   Dayton-Hudson .............................            8,600          555,775
   Kohl's* ...................................            3,200          239,400
                                                                      ----------
                                                                         795,175
                                                                      ----------
Retail-Specialty -- 2.0%
   Circuit City Stores .......................           12,200          520,788
   Home Depot ................................           12,100          913,550
                                                                      ----------
                                                                       1,434,338
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO
                                             OCTOBER 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS - continued
--------------------------------------------------------------------------------

                                                            Shares       Value
                                                           --------     -------
SEMICONDUCTORS -- 4.4%
   Altera* .......................................          8,200     $  398,725
   Chartered Semiconductor ADR ...................          3,600        119,475
   Intel .........................................         14,400      1,114,650
   JDS Uniphase* .................................          1,300        216,897
   Microchip Technology* .........................          9,600        639,300
   Texas Instruments .............................          7,100        637,225
                                                                      ----------
                                                                       3,126,272
                                                                      ----------
TELECOMMUNICATIONS-LONG DISTANCE -- 2.4%
   AT&T ..........................................          8,350        390,363
   MCI WorldCom* .................................         15,700      1,346,766
                                                                      ----------
                                                                       1,737,129
                                                                      ----------
TELEPHONE -- 1.3%
   ALLTEL ........................................          7,200        599,400
   SBC Communications ............................          6,800        346,375
                                                                      ----------
                                                                         945,775
                                                                      ----------
WHOLESALERS -- 0.9%
   Costco Wholesale* .............................          7,700        618,166
                                                                      ----------
   TOTAL COMMON STOCKS
      (Cost $33,080,208) .........................                    43,006,837
                                                                      ----------
--------------------------------------------------------------------------------
 CORPORATE BONDS -- 13.3%
--------------------------------------------------------------------------------

                                                          Face
                                                         Amount
                                                       ----------
FINANCE -- 4.4%
   Bear Stearns+
      6.060%, 10/27/04...............................  $1,100,000      1,099,065
   Fairfax Financial Holdings YB
      7.375%, 03/15/06...............................     700,000        636,877
   Lehman Brothers Holdings MTN, Ser E
      6.900%, 03/30/01...............................   1,400,000      1,401,750
                                                                    ------------
                                                                       3,137,692
                                                                    ------------
INDUSTRIAL -- 7.3%
   America West Airlines
      6.860%,  07/02/04..............................     641,390        632,655

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO
                                             OCTOBER 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CORPORATE BONDS - continued
--------------------------------------------------------------------------------
                                                           Face
                                                          Amount         Value
                                                         --------       -------
   American Trans Air (A)
      7.460%,  01/15/08 ..........................     $  948,491     $  934,378
   AT&T
      7.000%,  08/15/01 ..........................        750,000        752,863
   News America Holdings
      7.750%,  12/01/45 ..........................      1,050,000        955,500
   Norsk Hydro
      7.750%,  06/15/23 ..........................        700,000        693,840
   Quebec Province YB
      11.000%,  06/15/15 .........................        750,000        797,813
   US Airways, Ser 1998-1
      6.820%,  07/30/14 ..........................        488,673        420,509
                                                                      ----------
                                                                       5,187,558
                                                                      ----------
UTILITIES -- 1.6%
   Occidental Petroleum
      11.125%,  06/01/19 .........................        456,000        482,220
   System Energy Resources
      7.430%,  01/15/11 ..........................        726,809        701,800
                                                                      ----------
                                                                       1,184,020
                                                                      ----------
   TOTAL CORPORATE BONDS
      (Cost $9,836,579) ..........................                     9,509,270
                                                                      ----------
--------------------------------------------------------------------------------
 ASSET-BACKED -- 4.2%
--------------------------------------------------------------------------------
   Capital Equipment Receivables Trust Ser
      1997-1, Cl B 6.450%,  08/15/02..................    850,000        842,588
   Citibank Credit Card Master Trust I, Ser
      1997-6, Cl A, PO 08/15/06.......................  1,675,000      1,207,209
   Metris Master Trust, Ser 1997-1, Cl A
      6.870%,  10/20/05...............................    600,000        605,088
   Provident Bank Home Equity Loan Trust,
      Ser 1997-1, Cl A1 7.180%,  04/25/13.............    300,989        300,282
                                                                      ----------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO
                                             OCTOBER 31, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COLLATERIZED MORTGAGE OBLIGATIONS - continued
--------------------------------------------------------------------------------

                                                           Shares       Value
                                                          --------     -------
  TOTAL ASSET-BACKED
     (Cost $2,947,634) ................................               $2,955,167
                                                                      ----------
  GE Capital Mortgage Services, Ser 1997-2, Cl 1A2
     6.750%,  03/25/27 ................................     950,000      928,449
  Prudential Home Mortgage Securities, Se 1994-1, Cl A6
     6.000%,  02/25/09 ................................   1,150,000    1,099,341
                                                                      ----------
  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
     (Cost $2,025,616) ................................                2,027,790
                                                                      ----------

--------------------------------------------------------------------------------
MORTGAGE PASS-THROUGHS -- 7.8%
--------------------------------------------------------------------------------
  Federal Home Loan Mortgage Gold
     6.500%,  07/01/29 ................................     696,442      667,714
  Federal National Mortgage Association
     6.500%,  02/01/28 ................................   1,234,283    1,182,598
     7.000%,  05/15/24 ................................   1,961,336    1,923,336
   Government National Mortgage Association
     7.000%,  02/15/28 ................................   1,165,878    1,143,645
     6.000%,  05/20/29 ................................     694,286      642,000
                                                                      ----------
  TOTAL MORTGAGE PASS-THROUGHS
     (Cost $5,494,973) ................................                5,559,293
                                                                      ----------

--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 11.3%
--------------------------------------------------------------------------------
  U.S. Treasury Bonds
     7.125%,  02/15/23 ................................   3,550,000    3,825,086
  U.S. Treasury Notes
     5.875%,  02/15/00 ................................   1,225,000    1,227,107
     7.875%,  11/15/04 ................................     750,000      807,844
     6.125%,  08/15/07 ................................     700,000      697,263
  U.S. Treasury STRIPS
     05/15/12 .........................................   1,600,000      707,103
     11/15/14 .........................................   1,500,000      780,132
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO
                                             OCTOBER 31, 1999

--------------------------------------------------------------------------------

                                                                         Value
                                                                        -------
   TOTAL U.S. TREASURY OBLIGATIONS
      (Cost $8,477,558)                                            $  8,044,535
                                                                    -----------
   TOTAL INVESTMENTS -- 100.1%
      (Cost $61,862,568) (a)                                         71,102,892
                                                                    -----------
   OTHER ASSETS AND LIABILITIES, NET-- (0.1%)                           (88,754)
                                                                    -----------
   TOTAL NET ASSETS -- 100.0%                                       $71,014,138
                                                                    ===========

     * Non-Income Producing Security
     + Floating Rate Note -- rate disclosed is as of October 31, 1999.
   (A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions.
   ADR American Depositary Receipt
    Cl Class
   MTN Medium Term Note
    PO Principal Only
   Ser Series
STRIPS Separately Traded Registered Interest and Principal Securities
    YB Yankee Bonds
   (a) The cost for federal income tax purposes was $61,970,584. At October 31, 1999, net unrealized appreciation for all securities based on tax cost was $9,132,308. This consisted of aggregate gross unrealized appreciation for all securities of $10,580,372 and aggregate gross unrealized depreciation for all securities of $1,448,064.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                  SIRACH BOND PORTFOLIO
                                                           OCTOBER 31, 1999

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
CORPORATE BONDS - 38.4%
--------------------------------------------------------------------------------

                                                        Face
                                                       Amount           Value
                                                    -----------      -----------
FINANCE -- 10.5%
   Archstone Communities Trust MTN
      6.810%,  10/19/00 ......................      $ 1,000,000      $   988,700
   Fairfax Financial Holdings YB
      7.375%,  03/15/06 ......................        1,800,000        1,637,683
   Provident Companies
      7.405%,  03/15/38 ......................        1,500,000        1,290,653
   Spieker Properties REIT
      6.650%,  12/15/00 ......................        1,300,000        1,293,946
   Sprint Spectrum
      11.000%,  08/15/06 .....................        1,500,000        1,695,000
                                                                     -----------
                                                                       6,905,982
                                                                     -----------
INDUSTRIAL -- 15.8%
   A H Belo
      6.875%,  06/01/02 ......................        1,645,000        1,622,381
   America West Airlines
      6.860%,  07/02/04 ......................        1,374,408        1,355,689
   American Trans Air (A)
      7.460%,  01/15/08 ......................          948,491          934,378
   International Lease Finance
      5.625%,  04/15/02 ......................        1,000,000          981,940
   News America Holdings
      7.750%,  12/01/45 ......................        1,500,000        1,365,000
   Norsk Hydro
      7.750%,  06/15/23 ......................        1,300,000        1,282,125
   Northwest Airlines
      8.304%,  09/01/10 ......................        1,600,000        1,575,536
   USA Networks
      6.750%,  11/15/05 ......................        1,350,000        1,287,563
                                                                     -----------
                                                                      10,404,612
                                                                     -----------
INSURANCE -- 3.1%
   American Annuity Capital Trust (A)
      7.250%,  09/25/01 ......................        1,100,000        1,106,750
   Conseco
      6.400%,  06/15/11 ......................        1,000,000          966,395
                                                                     -----------
                                                                       2,073,145
                                                                     -----------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                  SIRACH BOND PORTFOLIO
                                                           OCTOBER 31, 1999

--------------------------------------------------------------------------------
CORPORATE BONDS - continued
--------------------------------------------------------------------------------

                                                          Face
                                                         Amount         Value
                                                      -----------    -----------
UTILITIES -- 9.0%
   Boston Edison
      6.050%,  08/15/00 ......................         $  450,000     $  449,438
   El Paso Energy
      12.000%,  12/15/00 .....................          1,000,000      1,033,760
   Great Lakes Power
      8.900%,  12/01/99 ......................          1,250,000      1,253,125
   System Energy Resources
      7.430%,  01/15/11 ......................          1,438,252      1,388,762
   Utilicorp United
      8.270%,  11/15/21 ......................          1,750,000      1,785,000
                                                                      ----------
                                                                       5,910,085
                                                                      ----------
   TOTAL CORPORATE BONDS
      (Cost $26,284,432)                                             $25,293,824
                                                                     -----------

--------------------------------------------------------------------------------
 ASSET-BACKED -- 11.0%
--------------------------------------------------------------------------------

   AmeriCredit Automobile Receivables Trust,
      Ser 1999-A, Cl A4 5.880%,  12/12/05 ....          2,000,000      1,966,060
   Boston Edison Ser 1999-1 Cl A3
      6.620%,  03/15/07 ......................          1,700,000      1,688,533
   Metris Master Trust, Ser 1997-1, Cl A
      6.870%,  10/20/05 ......................          1,500,000      1,500,000
   Onyx Acceptance Auto Trust, Ser 1997-4,
      Cl A 6.300%, 05/15/04 ..................            623,770        622,792
   Salomon Brothers Mortgage Securities,
      Ser 1998-NC7, Cl A2 6.061%,  01/25/29 ..          1,500,000      1,489,785
                                                                      ----------
   TOTAL ASSET-BACKED
      (Cost $7,339,611) ......................                         7,267,170
                                                                      ----------

--------------------------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS -- 11.1%
--------------------------------------------------------------------------------

   Bear Stearns Mortgage Securities, Ser 1995-1, Cl 1A
      6.419%, 05/25/10 .......................         $1,494,569      1,468,714
   Mellon Residential Funding, Ser 1998-1,
      Cl A4 6.500%, 02/25/28 .................          1,000,000        922,810
   Prudential Home Mortgage Securities,
      Ser 1994-1, Cl A6 6.000%, 02/25/09 .....          1,350,000      1,290,531
   Residential Funding Mortgage Securities,
      Ser 1999-HI6, Cl AI7 8.100%, 09/25/29 ..          1,500,000      1,495,312

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                  SIRACH BOND PORTFOLIO
                                                           OCTOBER 31, 1999

--------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS - continued

                                                           Face
                                                          Amount         Value
                                                       -----------    ----------
   Salomon Brothers Mortgage Securities,
      Ser 1997-LB6, Cl A6 6.820%,  12/25/27........... $1,500,000     $1,486,140
   Saxon Mortgage Securities, Ser 1994-9B, Cl 2A
      7.000%,  07/25/09...............................    647,233        631,204
                                                                      ----------
   TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
      (Cost $7,408,547) T1............................                 7,294,711
                                                                      ----------

 MORTGAGE PASS-THROUGHS -- 14.7%

   Federal Home Loan Mortgage Gold
      6.500%,  01/01/11...............................    718,419        704,499
      6.500%,  07/01/29...............................  1,792,358      1,718,424
   Federal National Mortgage Association
      6.500%,  02/01/28...............................  1,191,722      1,141,819
      6.500%,  07/01/29...............................  2,087,376      1,999,968
   Federal National Mortgage Association Gold
      6.000%,  12/01/17...............................  1,185,336      1,121,992

   Government National Mortgage Association
      6.500%,  02/15/29...............................  1,667,036      1,592,540
      6.000%,  05/20/29...............................  1,496,612      1,380,157
                                                                    ------------
   TOTAL MORTGAGE PASS-THROUGHS
      (Cost $9,709,061)...............................                 9,659,399
                                                                    ------------

 FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 3.2%

   Federal National Mortgage Association
      7.400%,  07/01/04 (Cost $2,195,747).............  2,000,000      2,074,453
                                                                    ------------

 U.S. TREASURY OBLIGATIONS -- 19.6%

   U.S. Treasury Bonds
      7.125%, 02/15/23................................  5,550,000      5,980,064
   U.S. Treasury Notes
      7.875%, 11/15/04................................    400,000        430,850
    U.S. Treasury Notes
      7.000%, 07/15/06................................  3,825,000      3,992,137
   U.S. Treasury STRIPS
      05/15/12........................................  5,700,000      2,519,052
                                                                    ------------
   TOTAL TREASURY OBLIGATIONS
      (Cost $12,955,801)..............................               $12,922,103
                                                                    ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                  SIRACH BOND PORTFOLIO
                                                           OCTOBER 31, 1999

--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 0.5%

                                                           Face
                                                          Amount         Value
                                                        -----------    ---------

 REPURCHASE AGREEMENT -- 0.5%

   Chase Securities, Inc. 5.15%, dated
      10/29/99, due 11/01/99, to be
      repurchased at $334,143, collateralized
      by $335,136 of various U.S. Treasury
      Bills and U.S. Treasury Notes, valued at
      $334,009 (Cost $334,000).........................  $334,000     $  334,000
                                                                     -----------
   TOTAL INVESTMENTS -- 98.5%
      (Cost $66,227,199) (a) ..........................               64,845,660
                                                                     -----------
   OTHER ASSETS AND LIABILITIES, NET-- 1.5% ...........                  969,840
                                                                     -----------
   TOTAL NET ASSETS-- 100.0%...........................              $65,815,500
                                                                     ===========

   (A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions
    Cl  Class
   MTN  Medium Term Note
  REIT  Real Estate Investment Trust
   Ser  Series
STRIPS  Separately Traded Registered Interest and Principal Securities
    YB  Yankee Bonds
   (a) The cost for federal income tax purposes was $66,632,279. At October 31, 1999, net unrealized depreciation for all securities based on tax cost was $1,786,619. This consisted of aggregate gross unrealized appreciation for all securities of $101,294 and aggregate gross unrealized depreciation for all securities of $1,887,913.


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH EQUITY PORTFOLIO
                                                         OCTOBER 31, 1999

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
CORPORATE STOCKS - 97.6%

                                                          Shares         Value
                                                        -----------    ---------
Banks -- 2.1%
   Chase Manhattan Bank ......................           10,500       $  917,437
                                                                      ----------
Bio/Specialty Pharmaceutical -- 4.3%
   Amgen* ....................................           15,200        1,211,725
   Biogen* ...................................            8,800          652,025
                                                                      ----------
                                                                       1,863,750
                                                                      ----------
Communications Equipment -- 4.0%
   Lucent Technologies .......................           22,100        1,419,925
   Nokia, Ser A ADR ..........................            2,600          300,463
                                                                      ----------
                                                                       1,720,388
                                                                      ----------
Computer Related -- 12.8%
   Cisco Systems* ............................           25,424        1,882,170
   EMC* ......................................           23,500        1,715,500
   International Business Machines ...........            7,600          747,650
   Sun Microsystems* .........................           11,100        1,174,172
                                                                      ----------
                                                                       5,519,492
                                                                      ----------
Computer Software/Services -- 9.7%
   America Online* ...........................            4,900          635,469
   Computer Associates International .........           12,100          683,650
   Microsoft* ................................           24,400        2,258,525
   Oracle* ...................................           12,800          609,200
                                                                      ----------
                                                                       4,186,844
                                                                      ----------
Cosmetics/Toiletries -- 3.1%
   Kimberly Clark ............................            4,200          265,125
   Procter & Gamble ..........................           10,400        1,090,700
                                                                      ----------
                                                                       1,355,825
                                                                      ----------
Diversified -- 1.6%
   Allied Signal .............................           12,100          688,944
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH EQUITY PORTFOLIO
                                                         OCTOBER 31, 1999

--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                          Shares         Value
                                                        -----------    ---------

ELECTRICAL EQUIPMENT -- 6.3%
   General Electric ..........................           20,100       $2,724,806
                                                                      ----------
FINANCIAL SERVICES -- 2.9%
   American Express ..........................            8,200        1,262,800
                                                                      ----------
INSURANCE COMPANIES -- 2.3%
   American International Group ..............            9,823        1,011,155
                                                                      ----------
LEISURE -- 1.2%
   Carnival, Cl A ............................           11,200          498,400
                                                                      ----------
MANUFACTURING-DIVERSIFIED -- 1.4%
   Tyco International ........................           15,600          623,025
                                                                      ----------
MEDIA-TV/RADIO/CABLE -- 7.6%
   CBS* ......................................           17,200          839,575
   Clear Channel Communications* .............            7,500          602,812
   Comcast, Special, Cl A ....................           16,900          711,384
   Time Warner ...............................           16,200        1,128,938
                                                                      ----------
                                                                       3,282,709
                                                                      ----------
MEDICAL PRODUCTS -- 5.6%
   Johnson & Johnson .........................           15,400        1,613,150
   Medtronic .................................           23,600          817,150
                                                                      ----------
                                                                       2,430,300
                                                                      ----------
PHARMECUTICALS -- 6.8%
   Bristol-Myers Squibb ......................           13,400        1,029,288
   Merck .....................................           14,000        1,113,875
   Schering Plough ...........................           15,800          782,100
                                                                      ----------
                                                                       2,925,263
                                                                      ----------
PRINTING/PUBLISHING -- 3.1%
   Omnicom Group .............................           15,300        1,346,400
                                                                      ----------
RESTAURANT -- 1.3%
   McDonald's ................................           13,100          540,375
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH EQUITY PORTFOLIO
                                                         OCTOBER 31, 1999

--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                          Shares         Value
                                                        -----------    ---------
RETAIL-DISCOUNT -- 2.4%
   Wal-Mart Stores ...............................         17,800     $1,016,825
                                                                      ----------
RETAIL-GENERAL -- 0.4%
   Dayton-Hudson .................................          2,500        161,563
                                                                      ----------
RETAIL-SPECIALTY -- 5.5%
   Circuit City Stores ...........................         15,900        678,731
   Home Depot ....................................         22,500      1,698,750
                                                                      ----------
                                                                       2,377,481
                                                                      ----------
SEMICONDUCTORS -- 4.1%
   Intel .........................................         22,600      1,749,381
                                                                      ----------
TELECOMMUNICATIONS-LONG DISTANCE -- 4.9%
   AT&T ..........................................         12,700        593,725
   MCI WorldCom* .................................         17,500      1,501,172
                                                                      ----------
                                                                       2,094,897
                                                                      ----------
TELEPHONES & TELECOMMUNICATION -- 1.1%
   SBC Communications ............................          9,100        463,531
                                                                      ----------
WHOLESALERS -- 3.1%
   Costco Wholesale* .............................         16,800      1,348,725
                                                                      ----------
   TOTAL COMMON STOCKS
      (Cost $33,129,186) .........................                    42,110,316
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH EQUITY PORTFOLIO
                                                         OCTOBER 31, 1999

--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 1.5%
                                                           Face
                                                          Amount         Value
                                                        -----------    ---------
REPURCHASE AGREEMENT -- 1.5%

   Chase Securities, Inc. 5.15%, dated
      10/29/99, due 11/01/99, to be
      repurchased at $643,276, collateralized
      by $645,188 of various U.S. Treasury
      Bills and U.S. Treasury Notes, valued at
      $643,018 (Cost $643,000).........................  $643,000     $  643,000
                                                                    ------------
   TOTAL INVESTMENTS -- 99.1%
      (Cost $33,772,186) (a) ..........................               42,753,316
                                                                    ------------
   OTHER ASSETS AND LIABILITIES, NET-- 0.9%............                  372,295
                                                                    ------------
   TOTAL NET ASSETS-- 100.0%...........................              $43,125,611
                                                                    ============

   * Non-Income Producing Security
 ADR American Depositary Receipt
  Cl Class
 Ser Series
 (a) The cost for federal income tax purposes was $33,826,919. At October 31, 1999, net unrealized appreciation for all securities based on tax cost was $8,926,396. This consisted of aggregate gross unrealized appreciation for all securities of $9,349,168 and aggregate gross unrealized depreciation for all securities of $422,772.

The accompanying notes are an integral part of the financial statements.

UAMFUNDS                                                       SIRACH PORTFOLIOS
                                                               OCTOBER 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                   Sirach                       Sirach
                                                   Special        Sirach        Strategic     Sirach         Sirach
                                                   Equity         Growth        Balanced      Bond           Equity
                                                   Portfolio      Portfolio     Portfolio     Portfolio      Portfolio
                                                   ---------      ---------     ---------     ---------      ---------
Assets
Investments, at Cost........................    $150,659,409   $54,651,298   $61,862,568   $66,227,199    $33,772,186
                                                ------------   ------------  ------------  ------------   ------------
Investments, at Value -- Note A.............    $184,577,278   $71,624,170   $71,102,892   $64,845,660    $42,753,316
Cash........................................             365           366            --           589            814
Receivable for Investments Sold.............       5,480,036       968,382       581,680     2,024,680      1,346,452
Receivable due from Investment
     Adviser -- Note B......................              --            --            --        23,783             --
Dividends Receivable........................              --        34,252        21,456            --         17,682
Interest Receivable.........................           7,463           453       368,782       963,052            276
Receivable for Portfolio Shares Sold........          19,318        25,102         5,227            42         15,267
Other Assets................................          15,948         6,993        20,829         6,484          4,511
                                                ------------   ------------  ------------  ------------   ------------
     Total Assets...........................     190,100,408    72,659,718    72,100,866    67,864,290     44,138,318
                                                ------------   ------------  ------------  ------------   ------------
Liabilities
Payable for Investments Purchased...........       5,566,100     1,321,094       803,714     1,991,300        966,095
Payable for Portfolio Shares Redeemed.......             156        14,206        35,508         8,000             --
Payable for Investment Advisory Fees
     -- Note B..............................         100,735        36,840        37,932            --          6,357
Payable for Administrative Fees
     -- Note C..............................          22,072        18,156        15,632        16,426         12,474
Payable for Custodian Fees -- Note D........           7,074         3,880         3,226         1,866          2,544
Payable to Custodian Bank -- Note D.........              --            --       165,512            --             --
Payable for Distribution Fees -- Note E.....              --         1,828            --           204             --
Payable for Account Service Fees
     -- Note F..............................             334           868           569         7,786          6,080
Payable for Directors' Fees -- Note G.......             959           789           759           767            666
Other Liabilities...........................          25,498        23,916        23,876        22,441         18,491
                                                ------------   ------------  ------------  ------------   ------------
Total Liabilities...........................    $  5,722,928   $ 1,421,577  $  1,086,728   $ 2,048,790   $  1,012,707
                                                ------------   ------------  ------------  ------------   ------------
Net Assets..................................    $184,377,480   $71,238,141   $71,014,138   $65,815,500   $ 43,125,611
                                                ============   ============  ============  ============   ============
Net Assets Consist of:
Paid in Capital.............................      89,906,521    26,765,813    51,326,459    68,696,386     26,468,685
Undistributed Net Investment Income
     (Loss).................................              --            --       252,551       494,487             --
Accumulated Net Realized Gain
     (Loss).................................      60,553,090    27,499,456    10,194,804    (1,993,834)     7,675,796
Unrealized Appreciation (Depreciation)......      33,917,869    16,972,872     9,240,324    (1,381,539)     8,981,130
                                                ------------   ------------  ------------  ------------   ------------
Net Assets..................................    $184,377,480   $71,238,141   $71,014,138   $65,815,500   $ 43,125,611
                                                ============   ============  ============  ============   ============
Institutional Class Shares
Net Assets..................................    $184,377,480   $62,231,341   $71,014,138   $64,846,630   $ 43,125,611
Shares Issued and Outstanding ($0.001
     par value)+............................      13,795,706     4,253,426     5,761,835     6,687,344      2,227,534
Net Asset Value, Offering and
     Redemption Price Per Share.............    $      13.36   $     14.63   $     12.32   $      9.70   $      19.36
                                                ============   ============  ============  ============   ============
Institutional Service Class Shares
Net Assets..................................    $         --   $ 9,006,800   $        --   $   968,870   $         --
     Shares Issued and Outstanding ($0.001
        par value) (Authorized 10,000,000)..              --       618,073            --        99,914             --
Net Asset Value, Offering and
Redemption Price Per Share..................    $         --   $     14.57   $        --   $      9.70   $         --
                                                ============   ============  ============  ============   ============

+  Authorized Institutional Class Shares


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH PORTFOLIOS
                                             FOR THE YEAR ENDED OCTOBER 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                 Sirach                         Sirach
                                                 Special         Sirach         Strategic      Sirach       Sirach
                                                 Equity          Growth         Balanced       Bond         Equity
                                                Portfolio       Portfolio      Portfolio      Portfolio    Portfolio
                                               -----------     -----------    -----------    -----------  -----------
Investment Income
Dividends....................................  $   190,731     $   494,719    $   270,569    $        --  $   246,900
Interest.....................................      416,511          83,379      2,083,994      4,456,109       66,017
                                               -----------     -----------    -----------    -----------  -----------
   Total Income..............................      607,242         578,098      2,354,563      4,456,109      312,917
                                               -----------     -----------    -----------    -----------  -----------
Expenses
Investment Advisory Fees - Note B............    1,177,517         571,110        508,834        243,816      294,707
Administrative Fees - Note C.................      248,563         185,072        175,076        152,821      120,878
Custodian Fees - Note D......................       32,106          24,325         16,230          9,889       15,433
Distribution and Service
   Plan Fees - Note E........................        3,735          34,812            148          3,032           --
Shareholder Servicing Fees...................          633           9,069          5,792         93,977       64,653
Account Services' Fees - Note F..............           --           5,399          2,652          1,088        1,065
Directors' Fees - Note G.....................        5,098           4,249          3,703          3,791        3,245
Audit Fees...................................       16,213          16,874         15,499         11,953       12,700
Legal Fees...................................        7,246           4,636          5,866          3,265        3,624
Printing Fees................................       12,788          12,454         10,072         21,492        9,581
Registration and Filing Fees.................       26,146          26,475         17,499         47,545       24,451
Other Expenses...............................       36,193          22,914         27,826         20,863       13,309
Investment Advisory Fees Waived -
   Note B....................................           --              --             --       (258,977)    (155,576)
                                               -----------     -----------    -----------    -----------  -----------
   Net Expenses Before Expense Offset........    1,566,238         917,389        789,197        354,555      408,070
                                               -----------     -----------    -----------    -----------  -----------
Expense Offset - Note A......................         (690)           (308)          (385)        (2,039)        (101)
                                               -----------     -----------    -----------    -----------  -----------
   Net Expenses After Expense Offset.........    1,565,548         917,081        788,812        352,516      407,969
                                               -----------     -----------    -----------    -----------  -----------
Net Investment Income (Loss).................     (958,306)       (338,983)     1,565,751      4,103,593      (95,052)
                                               -----------     -----------    -----------    -----------  -----------
Net Realized Gain (Loss) on
   Investments...............................   61,895,949      28,172,352     10,326,184     (1,972,415)   7,869,748
                                               -----------     -----------    -----------    -----------  -----------
Net Change in Unrealized
   Appreciation (Depreciation) on:...........   31,095,775      (2,776,815)        41,036     (1,842,147)   1,779,494
                                               -----------     -----------    -----------    -----------  -----------
Net Gain (Loss) on Investments...............   92,991,724      25,395,537     10,367,220     (3,814,562)   9,649,242
                                               -----------     -----------    -----------    -----------  -----------
Net Increase in Net Assets
   Resulting from Operations.................  $92,033,418     $25,056,554    $11,932,971    $   289,031  $ 9,554,190
                                               ===========     ===========    ===========    ===========  ===========


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        SIRACH SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                      Year                 Year
                                                                                     Ended                Ended
                                                                                  October 31,          October 31,
                                                                                     1999                 1998
                                                                                 ------------         ------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Loss.........................................................  $   (958,306)        $ (1,624,739)
   Net Realized Gain...........................................................    61,895,949           38,043,993
   Net Change in Unrealized Appreciation (Depreciation)........................    31,095,775          (61,555,586)
                                                                                 ------------         ------------
   Net Increase (Decrease) in Net Assets
      Resulting from Operations................................................    92,033,418          (25,136,332)
                                                                                 ------------         ------------
Distributions:
   Net Realized Gain
      Institutional Class......................................................   (37,292,958)         (59,156,378)
      Institutional Service Class..............................................      (487,901)            (398,575)
                                                                                 ------------         ------------
        Total Distributions....................................................   (37,780,859)         (59,554,953)
                                                                                 ------------         ------------
Capital Share Transactions (Note K):
   Institutional Class
      Issued...................................................................   141,465,705          330,791,167
      In Lieu of Cash Distributions............................................    35,600,228           58,860,916
      Redeemed.................................................................  (200,771,993)        (519,779,216)
                                                                                 ------------         ------------
      Net Decrease from Institutional Class Shares.............................   (23,706,060)        (130,127,133)
                                                                                 ------------         ------------
   Institutional Service Class:
      Issued...................................................................     1,224,077              830,037
      In Lieu of Cash Distributions............................................       487,834              398,575
      Redeemed.................................................................    (4,211,425)            (486,635)
                                                                                 ------------         ------------
      Net Increase (Decrease) from Institutional Service Class
        Shares.................................................................    (2,499,514)             741,977
                                                                                 ------------         ------------
      Net Decrease from Capital Share Transactions.............................   (26,205,574)        (129,385,156)
                                                                                 ------------         ------------
         Total Increase (Decrease).............................................    28,046,985         (214,076,441)
Net Assets:
   Beginning of Period.........................................................   156,330,495          370,406,936
                                                                                 ------------         ------------
   End of Period (Including undistributed net investment
      income of $0 and $0, respectively).......................................  $184,377,480         $156,330,495
                                                                                 ============         ============


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH GROWTH PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                         Year              Year
                                                                                        Ended             Ended
                                                                                      October 31,       October 31,
                                                                                        1999              1998
                                                                                    -------------     -------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Income (Loss)................................................     $   (338,983)      $    166,605
   Net Realized Gain...........................................................       28,172,352         20,835,174
   Net Change in Unrealized Depreciation.......................................       (2,776,815)        (1,912,689)
                                                                                    ------------       ------------
   Net Increase in Net Assets Resulting from
      Operations...............................................................       25,056,554         19,089,090
                                                                                    ------------       ------------
Distributions:
   Net Investment Income
      Institutional Class......................................................             --             (327,580)
      Institutional Service Class..............................................             --              (32,918)
   Net Realized Gain
      Institutional Class......................................................      (14,213,845)       (27,119,785)
      Institutional Service Class..............................................       (5,030,560)        (5,143,497)
                                                                                    ------------       ------------
      Total Distributions......................................................      (19,244,405)       (32,623,780)
                                                                                    ------------       ------------
Capital Share Transactions (Note K):
   Institutional Class
      Issued...................................................................       21,813,244         26,915,879
      In Lieu of Cash Distributions............................................       11,748,397         24,820,054
      Redeemed.................................................................      (60,521,842)       (88,475,844)
                                                                                    ------------       ------------
      Net Decrease from Institutional Class Shares.............................      (26,960,201)       (36,739,911)
                                                                                    ------------       ------------
   Institutional Service Class:
      Issued...................................................................        4,671,043          8,555,791
      In Lieu of Cash Distributions............................................        5,030,560          5,176,415
      Redeemed.................................................................      (30,171,884)        (8,659,469)
                                                                                    ------------       ------------
      Net Increase (Decrease) from Institutional
        Service Class Shares...................................................      (20,470,281)         5,072,737
                                                                                    ------------       ------------
      Net Decrease from Capital Share Transactions.............................      (47,430,482)       (31,667,174)
                                                                                    ============       ============
         Total Decrease........................................................      (41,618,333)       (45,201,864)
Net Assets:
   Beginning of Period.........................................................      112,856,474        158,058,338
                                                                                    ------------       ------------
   End of Period (Including undistributed net investment
      income of $0 and $0, respectively).......................................     $ 71,238,141       $112,856,474
                                                                                    ============       ============


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                 Year                 Year
                                                                                 Ended                Ended
                                                                               October 31,          October 31,
                                                                                  1999                 1998
                                                                              ------------         ------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Income................................................      $  1,565,751         $  2,058,695
   Net Realized Gain....................................................        10,326,184            4,867,443
   Net Change in Unrealized Appreciation (Depreciation).................            41,036            1,113,807
                                                                              ------------         ------------
   Net Increase in Net Assets Resulting from Operations.................        11,932,971            8,039,945
                                                                              ------------         ------------
Distributions:
   Net Investment Income:
      Institutional Class...............................................        (1,585,268)          (2,116,253)
      Institutional Service Class.......................................                --               (8,822)
Net Realized Gain
      Institutional Class...............................................        (4,945,196)         (12,114,555)
      Institutional Service Class.......................................                --              (42,005)
                                                                              ------------         ------------
         Total Distributions............................................        (6,530,464)         (14,281,635)
                                                                              ------------         ------------
Capital Share Transactions (Note K):
   Institutional Class
      Issued............................................................        10,714,191           23,404,295
      In Lieu of Cash Distributions.....................................         6,140,060           13,444,041
      Redeemed..........................................................       (35,749,126)         (32,302,776)
                                                                              ------------         ------------
      Net Increase (Decrease) from Institutional Class Shares...........       (18,894,875)           4,545,560
                                                                              ------------         ------------

   Institutional Service Class
      Issued............................................................            27,431              190,070
      In Lieu of Cash Distributions.....................................                --               48,697
      Redeemed..........................................................          (397,310)            (248,439)
                                                                              ------------         ------------
      Net Decrease from Institutional Service Class Shares..............          (369,879)              (9,672)
                                                                              ------------         ------------
      Net Increase (Decrease) from Capital Share Transactions...........       (19,264,754)           4,535,888
                                                                              ============         ============
         Total Decrease.................................................       (13,862,247)          (1,705,802)
Net Assets:
   Beginning of Period..................................................        84,876,385           86,582,187
                                                                              ------------         ------------
   End of Period (Including undistributed net investment
      income of $252,551 and $272,068, respectively)....................      $ 71,014,138         $ 84,876,385
                                                                              ============         ============


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                  SIRACH BOND PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                         Year          November 3,
                                                                                        Ended            1997+ to
                                                                                      October 31,       October 31,
                                                                                         1999              1998
                                                                                     ------------      ------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Income........................................................     $  4,103,593      $  3,102,709
   Net Realized Gain (Loss).....................................................       (1,972,415)          689,452
   Net Change in Unrealized Appreciation (Depreciation).........................       (1,842,147)          460,608
                                                                                     ------------      ------------
   Net Increase in Net Assets Resulting from Operations.........................          289,031         4,252,769
                                                                                     ------------      ------------
Distributions:
   Net Investment Income
      Institutional Class.......................................................       (3,961,280)       (2,684,318)
      Institutional Service Class...............................................          (67,732)               --
   Net Realized Gain
      Institutional Class.......................................................         (695,927)               --
      Institutional Service Class...............................................          (13,429)               --
                                                                                     ------------      ------------
         Total Distributions....................................................       (4,738,368)       (2,684,318)
                                                                                     ------------      ------------
Capital Share Transactions (Note K):
   Institutional Class*:
      Issued....................................................................       27,018,797        73,682,057
      In Lieu of Cash Distributions.............................................        4,650,384         2,635,249
      Redeemed..................................................................      (25,863,822)      (14,453,114)
                                                                                     ------------      ------------
      Net Increase from Institutional Class Shares..............................        5,805,359        61,864,192
                                                                                     ------------      ------------
   Institutional Service Class**:
      Issued....................................................................          157,880         1,063,543
      In Lieu of Cash Distributions.............................................           81,159            43,923
      Redeemed..................................................................         (262,516)          (57,154)
                                                                                     ------------      ------------
      Net Increase (Decrease) from Institutional Service
        Class Shares............................................................          (23,477)        1,050,312
                                                                                     ------------      ------------
      Net Increase from Capital Share Transactions..............................        5,781,882        62,914,504
                                                                                     ------------      ------------
         Total Increase.........................................................        1,332,545        64,482,955
Net Assets
   Beginning of Period..........................................................       64,482,955                --
                                                                                     ------------      ------------
   End of Period (Including undistributed net investment
      income of $494,487 and $420,138, respectively)............................     $ 65,815,500      $ 64,482,955
                                                                                     ============      ============

 + Commencement of Operations

 * Initial offering of Institutional Class Shares began on November 3,
   1997.

** Initial offering of Institutional Service Class Shares began on
   November 7, 1997.


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH EQUITY PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                            Year                Year
                                                                                           Ended               Ended
                                                                                        October 31,         October 31,
                                                                                            1999                1998
                                                                                       ------------        ------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Loss...........................................................      $    (95,052)       $    (29,080)
   Net Realized Gain.............................................................         7,869,748             605,021
   Net Change in Unrealized Appreciation/Depreciation............................         1,779,494           3,895,050
                                                                                       ------------        ------------
   Net Increase in Net Assets Resulting from Operations..........................         9,554,190           4,470,991
                                                                                       ------------        ------------
Distributions:
   Net Investment Income.........................................................                --             (22,510)
   Net Realized Gain.............................................................          (643,144)           (850,895)
                                                                                       ------------        ------------
      Total Distributions........................................................          (643,144)           (873,405)
                                                                                       ------------        ------------
Capital Share Transactions (Note K):
   Issued........................................................................         8,567,492          14,297,343
   In Lieu of Cash Distributions.................................................           640,668             873,405
   Redeemed......................................................................       (12,932,534)         (6,998,751)
                                                                                       ------------        ------------
   Net Increase (Decrease) from Capital Share Transactions.......................        (3,724,374)          8,171,997
                                                                                       ------------        ------------
      Total Increase.............................................................         5,186,672          11,769,583
Net Assets:
   Beginning of Period...........................................................        37,938,939          26,169,356
                                                                                       ------------        ------------
   End of Period (Including undistributed net investment
      income of $0 and $0, respectively).........................................      $ 43,125,611        $ 37,938,939
                                                                                       ============        ============


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        SIRACH SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                                                         Institutional Class
                                                                                       Years Ended October 31,
                                                                  ----------------------------------------------------------------
                                                                    1999          1998          1997          1996          1995
                                                                  --------      --------      --------      --------      --------
Net Asset Value, Beginning
   of Period..................................................    $  10.09      $  14.95      $  17.98      $  18.80      $  16.10
                                                                  --------      --------      --------      --------      --------
Income from Investment
   Operations
Net Investment Income (Loss)..................................       (0.07)        (0.10)        (0.09)        (0.06)         0.11
Net Realized and Unrealized
   Gain (Loss)................................................        5.85         (1.90)         0.98          3.51          3.65
                                                                  --------      --------      --------      --------      --------
Total from Investment
   Operations.................................................        5.78         (2.00)         0.89          3.45          3.76
                                                                  --------      --------      --------      --------      --------
Distributions:
   Net Investment Income......................................          --            --            --         (0.03)        (0.11)
   Net Realized Gain..........................................       (2.51)        (2.86)        (3.92)        (4.24)        (0.95)
                                                                  --------      --------      --------      --------      --------
   Total Distributions........................................       (2.51)        (2.86)        (3.92)        (4.27)        (1.06)
                                                                  --------      --------      --------      --------      --------
Net Asset Value, End of
   Period.....................................................    $  13.36      $  10.09      $  14.95      $  17.98      $  18.80
                                                                  ========      ========      ========      ========      ========
Total Return..................................................       71.28%       (14.99)%        8.11%        23.62%        25.31%
                                                                  ========      ========      ========      ========      ========

Ratios and Supplemental Data
Net Assets, End of Period
   (Thousands)................................................    $184,377      $154,373      $368,430      $441,326      $498,026
Ratio of Expenses to
   Average Net Assets.........................................        0.94%         0.92%         0.89%         0.87%         0.85%
Ratio of Net Investment
   Income (loss) to Average
   Net Assets.................................................       (0.57)%       (0.61)%       (0.53)%       (0.29)%        0.64%
Portfolio Turnover Rate.......................................         205%          126%          114%          129%          137%


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH GROWTH PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                                                            Institutional Class
                                                                                           Years Ended October 31,
                                                                          --------------------------------------------------------
                                                                            1999        1998        1997        1996        1995
                                                                          --------    --------    --------    --------    --------
Net Asset Value, Beginning
   of Period...........................................................   $  13.76    $  15.44    $  14.01    $  11.35    $   9.66
                                                                          --------    --------    --------    --------    --------
Income from Investment
   Operations
Net Investment Income
   (loss)..............................................................      (0.06)       0.02        0.12        0.12        0.15
Net Realized and Unrealized
   Gains (Loss)........................................................       3.37        1.47        3.55        2.65        1.70
                                                                          --------    --------    --------    --------    --------
Total from Investment
   Operations..........................................................       3.31        1.49        3.67        2.77        1.85
                                                                          --------    --------    --------    --------    --------
Distributions:
   Net Investment Income...............................................         --       (0.04)      (0.13)      (0.11)      (0.16)
   Net Realized Gain...................................................      (2.44)      (3.13)      (2.11)         --          --
                                                                          --------    --------    --------    --------    --------
   Total Distributions.................................................      (2.44)      (3.17)      (2.24)      (0.11)      (0.16)
                                                                          --------    --------    --------    --------    --------
Net Asset Value, End of
   Period..............................................................   $  14.63    $  13.76    $  15.44    $  14.01    $  11.35
                                                                          ========    ========    ========    ========    ========
Total Return...........................................................      26.90%      11.45%      30.86%      24.52%      19.33%
                                                                          ========    ========    ========    ========    ========

Ratios and Supplemental Data
Net Assets, End of Period
   (Thousands).........................................................   $ 62,231    $ 84,423    $132,530    $128,982    $114,787
Ratio of Expenses to
   Average Net Assets..................................................       1.01%       0.91%       0.90%       0.87%       0.86%
Ratio of Net Investment
   Income (loss) to Average
   Net Assets..........................................................      (0.35)%      0.17%       0.84%       0.97%       1.48%
Portfolio Turnover Rate................................................         90%        103%        138%        151%        119%

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH GROWTH PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                                                          Institutional Service Class
                                                                                             Years Ended October 31,
                                                                                -----------------------------------------------
                                                                                                                       March 22,
                                                                                                                      1996++ to
                                                                                                                      October 31,
                                                                                  1999         1998         1997         1996
                                                                                --------     --------     --------     --------
Net Asset Value, Beginning of Period.......................................     $  13.74     $  15.43     $  14.00     $  12.80
                                                                                --------     --------     --------     --------
Income from Investment Operations
Net Investment Income (Loss)...............................................        (0.09)       (0.02)        0.07         0.07
Net Realized and Unrealized Gains..........................................         3.36         1.48         3.56         1.19
                                                                                --------     --------     --------     --------
Total from Investment Operations...........................................         3.27         1.46         3.63         1.26
                                                                                --------     --------     --------     --------
Distributions:
   Net Investment Income...................................................           --        (0.02)       (0.09)       (0.06)
   Net Realized Gain.......................................................        (2.44)       (3.13)       (2.11)          --
                                                                                --------     --------     --------     --------
   Total Distributions.....................................................        (2.44)       (3.15)       (2.20)       (0.06)
                                                                                --------     --------     --------     --------
Net Asset Value, End of Period.............................................     $  14.57     $  13.74     $  15.43     $  14.00
                                                                                ========     ========     ========     ========
Total Return...............................................................        26.61%       11.22%       30.53%        9.87%**
                                                                                ========     ========     ========     ========

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)......................................     $  9,007     $ 28,433     $ 25,528     $ 14,437
Ratio of Expenses to Average
   Net Assets..............................................................         1.24%        1.16%        1.15%        1.12%*
Ratio of Net Investment Income (Loss) to
   Average Net Assets......................................................        (0.56)%      (0.12)%       0.57%        0.72%*
Portfolio Turnover Rate....................................................           90%         103%         138%         151%

 *   Annualized
**   Not Annualized
++   Initial offering of Institutional Service Class Shares


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    SIRACH STRATEGIC BALANCED PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                                                            Institutional Class
                                                                                           Years Ended October 31,
                                                                          --------------------------------------------------------
                                                                            1999        1998        1997        1996        1995
                                                                          --------    --------    --------    --------    --------
Net Asset Value, Beginning
   of Period........................................................      $  11.56    $  12.44    $  11.99    $  10.75    $   9.35
                                                                          --------    --------    --------    --------    --------
Income from Investment Operations
Net Investment Income...............................................          0.25        0.28        0.37        0.36        0.36
Net Realized and Unrealized
   Gain.............................................................          1.49        0.88        1.81        1.24        1.39
                                                                          --------    --------    --------    --------    --------
Total from Investment
   Operations.......................................................          1.74        1.16        2.18        1.60        1.75
                                                                          --------    --------    --------    --------    --------
Distributions:
   Net Investment Income............................................         (0.25)      (0.29)      (0.37)      (0.36)      (0.35)
   Net Realized Gain................................................         (0.73)      (1.75)      (1.36)         --          --
                                                                          --------    --------    --------    --------    --------
   Total Distributions..............................................         (0.98)      (2.04)      (1.73)      (0.36)      (0.35)
                                                                          --------    --------    --------    --------    --------
Net Asset Value, End of
   Period...........................................................      $  12.32    $  11.56    $  12.44    $  11.99    $  10.75
                                                                          ========    ========    ========    ========    ========
Total Return........................................................         15.74%      10.63%      20.78%      15.13%      19.10%
                                                                          ========    ========    ========    ========    ========

Ratios and Supplemental Data
Net Assets, End of Period
   (Thousands)......................................................      $ 71,014    $ 84,522    $ 86,204    $ 83,430    $ 95,834
Ratio of Expenses to
   Average Net Assets...............................................          1.01%       1.01%       0.97%       0.93%       0.87%
Ratio of Net Investment
   Income (loss) to Average
   Net Assets.......................................................          2.00%       2.39%       3.06%       3.04%       3.49%
Portfolio Turnover Rate.............................................            83%         87%        128%        172%        158%


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                  SIRACH BOND PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                                            Institutional Class        Institutional Service Class
                                                                           ---------------------       ---------------------------
                                                                           November 3,                                 November 7,
                                                                            1997+ to                                    1997++ to
                                                                           October 31,                                 October 31,
                                                                             1999         1998           1999            1998
                                                                           --------     --------       --------        --------
Net Asset Value, Beginning of Period................................       $  10.35     $  10.00       $  10.33        $  10.00
                                                                           --------     --------       --------        --------
Income from Investment Operations
Net Investment Income...............................................           0.60         0.59           0.57            0.55
Net Realized and Unrealized Gain (Loss).............................          (0.54)        0.28          (0.52)           0.28
                                                                           --------     --------       --------        --------
Total from Investment Operations....................................           0.06         0.87           0.05            0.83
                                                                           --------     --------       --------        --------
Distributions:
   Net Investment Income............................................          (0.60)       (0.52)         (0.57)          (0.50)
   Net Realized Gain................................................          (0.11)          --          (0.11)             --
                                                                           --------     --------       --------        --------
Total Distributions.................................................          (0.71)       (0.52)         (0.68)          (0.50)
                                                                           --------     --------       --------        --------
Net Asset Value, End of Period......................................       $   9.70     $  10.35       $   9.70        $  10.33
                                                                           ========     ========       ========        ========
Total Return+++.....................................................           0.58%        8.84%**        0.42%           8.42%**
                                                                           ========     ========       ========        ========

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)...............................       $ 64,847     $ 63,409       $    969        $  1,074
Ratio of Expenses to Average Net Assets.............................           0.50%        0.51%*         0.75%           0.76%*
Ratio of Net Investment Income to
   Average Net Assets...............................................           5.90%        5.95%*         5.65%           5.70%*
Portfolio Turnover Rate.............................................            170%         168%           170%            168%

  *   Annualized
 **   Not Annualized
  +   Commencement of Operations
 ++   Initial Offering of Institutional Service Class Shares
+++ Total Return would have been lower had certain fees not been waived and expenses assumed by Advisers during periods indicated.


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                SIRACH EQUITY PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                                 Institutional Class
                                                               Years Ended October 31,
                                           -------------------------------------------------------------
                                                                                          July 1, 1996+
                                                                                          to October 31,
                                                1999            1998            1997           1996
                                           --------------  --------------  -------------- --------------
Net Asset Value, Beginning of Period ..... $    15.59      $    13.98      $    10.97     $    10.00
                                           --------------  --------------  -------------- --------------
Income from Investment Operations
Net Investment Loss ......................      (0.04)          (0.01)           0.03           0.01
Net Realized and Unrealized Gain .........       4.08            2.01            3.06           0.97
                                           --------------  --------------  -------------- --------------
Total from Investment Operations .........       4.04            2.00            3.09           0.98
                                           --------------  --------------  -------------- --------------
Distributions:
   Net Investment Income .................         --           (0.01)          (0.02)         (0.01)
   Net Realized Gain .....................      (0.27)          (0.38)          (0.06)            --
                                           --------------  --------------  -------------- --------------
Total Distributions ......................      (0.27)          (0.39)          (0.08)         (0.01)
                                           --------------  --------------  -------------- --------------
Net Asset Value, End of Period ........... $    19.36      $    15.59      $    13.98     $    10.97
                                           ==============  ==============  ============== ==============
Total Return++ ...........................      26.17%          14.63%          28.34%          9.80%**
                                           ==============  ==============  ============== ==============

Ratios and Supplemental Data
Net Assets, End of Period (Thousands) .... $   43,125      $   37,939      $   26,169     $    6,410
Ratio of Expenses to Average Net Assets ..       0.90%           0.90%           0.90%          1.03%*
Ratio of Net Investment Income (Loss) to
   Average Net Assets ....................      (0.21)%         (0.08)%          0.30%          0.39%*
Portfolio Turnover Rate ..................        121%             75%             89%            34%

 *    Annualized
**    Not Annualized
 +    Commencement of Operations
++ Total Return would have been lower had certain fees not been waived and expenses assumed by Advisers during periods indicated.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                      SIRACH PORTFOLIOS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

          UAM Funds Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Sirach Special Equity Portfolio, Sirach Growth Portfolio, Sirach Strategic Balanced Portfolio, Sirach Bond Portfolio and Sirach Equity Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., are diversified, open-end management investment companies. At October 31, 1999, the UAM Funds were comprised of 48 active portfolios. The information presented in the financial statements pertains only to the Portfolios. The Portfolios are authorized to offer two separate classes of shares-Institutional Class Shares and Institutional Service Class Shares. As of October 31, 1999, the Sirach Growth Portfolio and the Sirach Bond Portfolio have issued Institutional Service Class Shares. Both classes of shares have identical voting rights (except Institutional Service Class shareholders have exclusive voting rights with respect to matters relating to distribution and shareholder servicing of such shares), dividend, liquidation and other rights. The objective of the Portfolios are as follows:

           Sirach Special Equity Portfolio seeks to provide maximum long-term growth of capital consistent with reasonable risk to principal, by investing in small to medium capitalized companies with particularly attractive financial characteristics.

           Sirach Growth Portfolio seeks to provide long-term capital growth consistent with reasonable risk to principal by investing in a diversified portfolio of common stocks.

           Sirach Strategic Balanced Portfolio seeks to provide long-term growth of capital consistent with reasonable risk to principal by investing in a diversified portfolio of common stocks and fixed income securities.

           Sirach Bond Portfolio seeks to provide above-average total return with reasonable risk to principal by investing primarily in investment grade fixed income securities.

           Sirach Equity Portfolio seeks to provide long-term capital growth consistent with reasonable risk to principal by investing, under normal circumstances, up to 90% of its total assets in common stocks of companies that offer long-term growth potential.

    A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may require Management to

UAM FUNDS                                                      SIRACH PORTFOLIOS

--------------------------------------------------------------------------------

make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

           1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid price. Fixed income securities are stated on the basis of valuation provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures by the Board of Directors.

           2. Federal Income Taxes: It is the Portfolios' intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

           3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

           Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

           4. Distributions to Shareholders: Each Portfolio will distribute substan-

UAM FUNDS                                                      SIRACH PORTFOLIOS

--------------------------------------------------------------------------------

    tially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

           The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles.

           Permanent book and tax basis differences resulted in reclassifications as follows:

                            Undistributed        Accumulated
                            Net Investment      Net Realized       Paid in
    Sirach Portfolio            Income           Gain/(Loss)       Capital
    ----------------        --------------      ------------      ----------
    Special Equity . . . . .   $958,306          $(958,306)        $     --
    Growth . . . . . . . . .    338,983           (338,983)              --
    Strategic Balanced . . .         --                 --               --
    Bond . . . . . . . . . .       (232)                232              --
    Equity . . . . . . . . .     95,052            (106,615)         11,563

           Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income (loss) per share in the financial highlight.

           5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a portfolio or share class are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolios are shown gross of expense offsets, if any, for custodian balance credits.

    B. Investment Advisory Services: Under the terms of an investment advisory agreement, Sirach Capital Management, Inc. (the "Adviser"), a subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolios at a fee calculated at an annual rate of average daily net assets for the month as follows:

UAM FUNDS                                                      SIRACH PORTFOLIOS

--------------------------------------------------------------------------------

    Sirach Portfolios                                          Rate
    -----------------                                          ----
    Special Equity . . . . . . . . . . . . . . . . . . . .    0.70%
    Growth . . . . . . . . . . . . . . . . . . . . . . . .    0.65%
    Strategic Balanced . . . . . . . . . . . . . . . . . .    0.65%
    Bond . . . . . . . . . . . . . . . . . . . . . . . . .    0.35%
    Equity . . . . . . . . . . . . . . . . . . . . . . . .    0.65%

    The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Sirach Bond and the Equity Portfolios' Institutional Class Shares total annual operating expenses, after the effect of expense offset arrangements, from exceeding, 0.50% and 0.90% of average daily net assets, respectively.

    C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolio under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, DST Systems, Inc., ("DST") and UAM Shareholder Service Center, ("UAMSSC") an affiliate of UAM, to assist in providing certain services to the Portfolio.

    Pursuant to the Agreement, the Portfolios pay the Administrator 0.079% per annum of the average daily net assets of the Sirach Special Equity, Growth, Bond and Equity Portfolios; 0.099% per annum of the daily net assets of the Strategic Balanced Portfolio, an annual base fee of $87,500 for the Sirach Equity Portfolio; an annual base fee of $113,500 for the Sirach Growth, Strategic Balanced, Bond and Equity Portfolios and a fee based on the number of active shareholder accounts.

    For the year ended October 31, 1999, the Administrator earned the following amounts from the Portfolios' and paid the following:

                      Administration  Portion Paid   Portion Paid  Portion Paid
Sirach Portfolios          Fees         to CGFSC      to UAMSSC     to DST
-----------------     --------------  ------------   ------------  ------------
Special Equity ......   $248,563       $123,173       $14,767       $29,550
Growth ..............    185,072         94,417        14,622        28,317
Strategic Balanced ..    175,076         84,804        11,213        20,575
Bond ................    152,821         74,467        12,187        26,660
Equity ..............    120,878         69,855         9,576        14,079

UAM FUNDS                                                      SIRACH PORTFOLIOS

--------------------------------------------------------------------------------

    Effective November 1, 1999, the UAM Fund's Board of Directors approved a change in the Sub-administrator from CGFSC to SEI Investments Mutual Funds Services.

    D. Custodian: The Chase Manhattan Bank is custodian for the Portfolios assets and the assets are held in accordance with the custodian agreement. As a part of the custodian agreement, the custodian has a lien on the securities of the Portfolios to cover any advances made by the custodian to the Portfolios.

    E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Sirach Special Equity Portfolio, the Sirach Growth Portfolio, and the Sirach Bond Portfolio have adopted Distribution and Service Plans (the "Plans") on behalf of the Institutional Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Portfolios may not incur distribution and service fees which exceed an annual rate of 0.75% of the Portfolios' Institutional Service Class Shares net assets, however, the Board has currently limited aggregate payments under the Plans to 0.50% per annum of the Sirach Special Equity, the Sirach Growth, the Sirach Strategic Balanced and the Sirach Bond Portfolios' Institutional Service Class Shares net assets. The distributor does not receive any fee or other compensation with respect to the Portfolios. The Sirach Growth and the Sirach Bond Portfolios' Institutional Service Class Shares are currently making payments for distribution fees at an annual rate of 0.25% of the Portfolios' average daily net assets.

    F. Account Services: Through January 1, 1999 the UAM Funds had contracted with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM, to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provided participant recordkeeping. Pursuant to the terms of Agreement, the Service Provider was entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services. The agreement was terminated effective January 1, 1999.

    G. Directors' Fees: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended plus reimbursement of expenses incurred in attending Board meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

UAM FUNDS                                                      SIRACH PORTFOLIOS

--------------------------------------------------------------------------------

    H. Purchases and Sales: For the year ended October 31, 1999, purchases and sales of investment securities other than long-term U.S. Government and agency securities and short-term securities were:

Sirach Portfolios                             Purchases              Sales
-----------------                            ------------         ------------
Special Equity . . . . . . . . . . . . . .   $327,869,643         $395,457,712
Growth . . . . . . . . . . . . . . . . . .     77,579,411          142,418,455
Strategic Balanced . . . . . . . . . . . .     62,941,740           85,281,488
Bond . . . . . . . . . . . . . . . . . . .    118,622,879          112,681,605
Equity . . . . . . . . . . . . . . . . . .     52,577,635           55,837,840

    Purchases and sales of long-term U.S. Government securities were $13,631,489 and $7,445,980 respectively, for the Sirach Strategic Balanced Portfolio and $47,590,725 and $44,805,982, respectively, for the Sirach Bond Portfolio. There were no purchases or sales of long-term U.S. Government securities for the Sirach Special Equity Portfolio, the Sirach Growth Portfolio and the Sirach Equity Portfolio.

    I. Line of Credit: The Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1999, the Portfolios had no borrowings under the agreement.

    J. Other: At October 31, 1999, the Sirach Bond Portfolio had available a capital loss carryover for Federal income tax purposes of approximately $1,588,753 which will expire 10/31/2007.

    At October 31, 1999 the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                               No. of                   %
Sirach Portfolios                           Shareholders            Ownership
-----------------                           ------------            ---------
Special Equity-Institutional Class . . . . .      1                    16
Growth-Institutional Class . . . . . . . . .      2                    48
Growth-Institutional Service Class . . . . .      1                    94
Strategic Balanced-Institutional Class . . .      2                    26
Bond-Institutional Class . . . . . . . . . .      1                    33
Bond-Institutional Service Class . . . . . .      1                    100
Equity . . . . . . . . . . . . . . . . . . .      4                    54

UAM FUNDS                                                      SIRACH PORTFOLIOS

--------------------------------------------------------------------------------

    K. Capital Share Transactions: Transactions in capital shares for the portfolios, by class, were as follows:

                                                                                                  Institutional
                                                         Institutional Class Shares            Service Class Shares
                                                       -------------------------------    -------------------------------
                                                            Year             Year              Year             Year
                                                           Ended            Ended             Ended            Ended
                                                         October 31,      October 31,       October 31,      October 31,
Sirach Special Equity Portfolio:                            1999             1998              1999             1998
                                                       -------------    --------------    --------------   --------------
Issued ...........................................      13,356,079       26,894,004          117,864           66,838
In Lieu of Cash Distributions ....................       4,149,204        5,350,992           57,192           36,399
Redeemed .........................................     (19,015,823)     (41,574,679)        (370,325)         (40,586)
                                                       -------------    --------------    --------------   --------------
Net Increase (Decrease) from Capital
   Share Transactions ............................      (1,510,540)      (9,329,683)        (195,269)          62,651
                                                       =============    ==============    ==============   ==============
Sirach Growth Portfolio:
Issued ...........................................       1,546,728        1,942,763          336,279          627,490
In Lieu of Cash Distributions ....................         935,382        1,964,389          401,480          409,851
Redeemed .........................................      (4,363,442)      (6,354,899)      (2,189,570)        (621,544)
                                                       -------------    --------------    --------------   --------------
Net Increase (Decrease) from Capital
   Share Transactions ............................      (1,881,332)      (2,447,747)      (1,451,811)         415,797
                                                       =============    ==============    ==============   ==============
Sirach Strategic Balanced Portfolio:
Issued ...........................................         876,506        1,967,421            2,402           16,571
In Lieu of Cash Distributions ....................         532,012        1,235,806             --              4,488
Redeemed .........................................      (2,956,451)      (2,822,117)         (33,137)         (20,691)
                                                       -------------    --------------    --------------   --------------
Net Increase (Decrease) from Capital
   Share Transactions ............................      (1,547,933)         381,110          (30,735)             368
                                                       =============    ==============    ==============   ==============

UAM FUNDS                                                      SIRACH PORTFOLIOS

--------------------------------------------------------------------------------

                                               Institutional Class Shares         Institutional Service Class
                                             -----------------------------      ------------------------------
                                                                November 3,                        November 7,
                                                                1997* to                           1997** to
                                                                October 31,                       October 31,
                                                 1999             1998              1999             1998
                                             ------------     ------------      ------------      ------------
Sirach Bond Portfolio
Issued .................................       2,702,131        7,275,926            15,152           105,156
In Lieu of Cash Distributions ..........         467,403          256,086             8,147             4,270
Redeemed ...............................      (2,611,579)      (1,402,623)          (27,278)           (5,533)
                                             ------------     ------------      ------------      ------------
Net Increase from Capital Share
   Transactions ........................         557,955        6,129,389            (3,979)          103,893
                                             ============     ============      ============      ============

                                               Institutional Class Shares
                                             -----------------------------
                                                               Year Ended
                                                               October 31,
                                                 1999             1998
                                             ------------     ------------
Sirach Equity Portfolio
Issued ...............................           466,111          955,985
In Lieu of Cash Distributions ........            38,386           62,790
Redeemed .............................          (710,778)        (456,215)
                                             ------------     ------------
Net Increase from Capital Share
   Transactions ......................          (206,281)         562,560
                                             ============     ============

 *   Commencement of Operations
**   Initial Offering of Institutional Services Class Shares

UAM FUNDS                                                      SIRACH PORTFOLIOS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
Sirach Special Equity Portfolio
Sirach Growth Portfolio
Sirach Strategic Balanced Portfolio
Sirach Bond Portfolio
Sirach Equity Portfolio

    In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Sirach Special Equity Portfolio, Sirach Growth Portfolio, Sirach Strategic Balanced Portfolio, Sirach Bond Portfolio and Sirach Equity Portfolio (the "Portfolios"), each a portfolio of the UAM Funds, Inc., at October 31, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
December 17, 1999



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UAM FUNDS                                                      SIRACH PORTFOLIOS

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Federal income Tax Information (Unaudited)
Each of the Portfolios each hereby designate the following amounts as a long-term capital gain dividends for the purpose of the dividend paid deduction on its Federal income tax return.

Sirach Portfolios
Special Equity Portfolio . . . . . . . . . . . . . . .       $37,780,424
Growth Portfolio . . . . . . . . . . . . . . . . . . .        19,064,206
Strategic Balanced Portfolio . . . . . . . . . . . . .         4,945,196
Equity Portfolio . . . . . . . . . . . . . . . . . . .           643,063

For the year ended October 31, 1999, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 0.4% for Sirach Special Equity Portfolio, 8.9% for Sirach Growth Portfolio, 9.9% for Sirach Strategic Balanced Portfolio and 36.5% for Sirach Equity Portfolio. The percentage of income earned from direct treasury obligations for the year ended October 31, 1999 is 13.9% and 18.5% for the Sirach Strategic Balanced Portfolio and the Sirach Bond Portfolio, respectively.


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UAM FUNDS                                                      SIRACH PORTFOLIOS

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Officers and Directors

Norton H. Reamer                                       William H. Park
Director, President and Chairman                       Vice President

John T. Bennett, Jr.                                   Michael E. DeFao
Director                                               Secretary

Nancy J. Dunn                                          Gary L. French
Director                                               Treasurer

Philip D. English                                      Robert R. Flaherty
Director                                               Assistant Treasurer

William A. Humenuk                                     Robert J. Della Croce
Director                                               Assistant Treasurer

James P. Pappas
Director

Peter M. Whitman, Jr.
Director

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UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Sirach Capital Management, Inc.
600 University Street
3323 One Union Square
Seattle, WA 98101

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

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This report has been prepared for
shareholders and may be distributed
to others only if preceded or
accompanied by a current prospectus.
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